Fieldstone Mortgage Investment Trust, Series 2005-1                                 LEHMAN BROTHERS

$743,625,000 (Approximate)

FIELDSTONE MORTGAGE INVESTMENT TRUST, SERIES 2005-1

STRUCTURED ASSET SECURITIES CORPORATION

Depositor

FIELDSTONE INVESTMENT CORPORATION

Seller

CHASE HOME FINANCE LLC

Sub-Servicer

WELLS FARGO BANK, N.A.

Master Servicer

February 2, 2005

LEHMAN BROTHERS

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials (the “Information”) may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed.  Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Lehman Brothers, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness.  Should you receive Information that refers to the “Statement Regarding Assumptions and Other Information,” please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information.  Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed.  You should understand the assumptions and evaluate whether they are appropriate for your purposes.  Performance results are based on mathematical models that use inputs to calculate results.  As with all models, results may vary significantly depending upon the value of the inputs given.  Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements).  Models used in any analysis may be proprietary making the results difficult for any third party to reproduce.  Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates.  You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information.  Any information herein regarding the collateral or the securities supersedes any prior information regarding the collateral or the securities and will be superseded by information regarding the collateral and/or the securities contained in the Offering Documents and any subsequent information regarding the collateral or the securities.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current and any subsequent information regarding the collateral or the securities. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Lehman Brothers has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Lehman Brothers assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon.  Lehman Brothers and/or individuals employed thereby may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates.  We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you.  Lehman Brothers shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities.  If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision.  The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Lehman Brothers.

Note Summary

$743,625,000 (Approximate)

Subject to Revision

Class	Approx Size ($)(1)	Interest Rate	WAL (yrs) (Call(3)/Maturity)	Principal Window (Call(3)/Maturity)	Payment Delay	Expected Final Maturity(3)	Stated Final Maturity(4)	Expected Ratings (Moody’s/S&P/Fitch)
1-A1	235,524,000	LIBOR + [ ](2)	NOT OFFERED					Aaa/AAA/AAA
1-A2	58,881,000	LIBOR + [ ](2)	2.02 / 2.17	1 – 68 / 147	0	10/25/2010	April 2035	Aaa/AAA/AAA
2-A1	141,566,000	LIBOR + [ ](2)	0.95 / 0.95	1 – 20 / 20	0	10/25/2006	April 2035	Aaa/AAA/AAA
2-A2	149,423,000	LIBOR + [ ](2)	2.75 / 2.80	20- 68 / 86	0	10/25/2010	April 2035	Aaa/AAA/AAA
2-A3	10,856,000	LIBOR + [ ](2)	5.67 / 9.03	68 – 68 / 86 – 146	0	10/25/2010	April 2035	Aaa/AAA/AAA
A-IO(5)	339,661,000	4.50%	NOT OFFERED					Aaa/AAA/AAA
M1	27,375,000	LIBOR + [ ](2)	4.59 / 4.96	48 – 68 / 124	0	10/25/2010	April 2035	Aa1/AA+/AA+
M2	25,125,000	LIBOR + [ ](2)	4.37 / 4.73	44 – 68 / 118	0	10/25/2010	April 2035	Aa2/AA/AA
M3	15,375,000	LIBOR + [ ](2)	4.25 / 4.60	42 – 68 / 112	0	10/25/2010	April 2035	Aa3/AA-/AA-
M4	13,500,000	LIBOR + [ ](2)	4.19 / 4.51	41 – 68 / 108	0	10/25/2010	April 2035	A1/A+/A+
M5	12,000,000	LIBOR + [ ](2)	4.14 / 4.45	40 – 68 / 103	0	10/25/2010	April 2035	A2/A/A
M6	12,000,000	LIBOR + [ ](2)	4.11 / 4.38	39 – 68 / 99	0	10/25/2010	April 2035	A3/A-/A-
M7	9,750,000	LIBOR + [ ](2)	4.08 / 4.31	39 – 68 / 93	0	10/25/2010	April 2035	Baa1/BBB+/BBB+
M8	9,750,000	LIBOR + [ ](2)	4.05 / 4.23	38 – 68 / 86	0	10/25/2010	April 2035	Baa2/BBB/BBB
M9	7,500,000	LIBOR + [ ](2)	4.04 / 4.13	38 – 68 / 79	0	10/25/2010	April 2035	Baa3/BBB-/BBB-
M10	15,000,000	LIBOR + [ ](2)	NOT OFFERED					NR/BBB-/NR
Total:	743,625,000

(1)      Subject to a permitted variance of [+/- 5%].

(2)      On and after the first Payment Date on which the aggregate unpaid principal balance of the Mortgage Loans (the “Pool Balance”) as of the beginning of the related Due Period is less than 20% of the sum of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, Fieldstone Servicing Corp. will have the option to purchase the remaining Mortgage Loans from the Trust.  If Fieldstone Servicing Corp. has not exercised its optional termination right on the first Payment Date on which the Pool Balance as of the beginning of the related Due Period is less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, the margin on each of the Class 1-A1, Class 1-A2, Class 2-A1, Class 2-A2 and Class 2-A3 Notes will increase to 200% of its initial margin on the following Payment Date.  The interest rate on each of the Class 1-A1 and Class 1-A2 Notes and Class 2-A1, Class 2-A2 and Class 2-A3 Notes is subject to a cap equal to the lesser of (i) the Net Funds Rate and (ii) the Senior Note Fixed Rate Cap.  If Fieldstone Servicing Corp. has not exercised its optional termination right on the first Payment Date on which the Pool Balance as of the beginning of the related Due Period is less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, the margin on each of the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9 and Class M10 Notes will increase to 150% of its initial margin on the following Payment Date.  The interest rate on each of the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6 Class M7, Class M8, Class M9 and Class M10 Notes is subject to a cap equal to the lesser of (i) the Net Funds Rate and (ii) the Subordinate Note Fixed Rate Cap.

(3)      The Notes will be priced assuming 100% of the Prepayment Assumption to the 10% cleanup call. 100% of the Prepayment Assumption assumes 8% CPR for the first month of the life of each Mortgage Loan and an additional 2% each month until reaching 30% CPR in month 12 and remaining constant through month 22, remaining constant at 55% CPR for months 23 through 27 and then remaining constant at 35% CPR for month 28 and thereafter, in each period subject to a maximum of 95% CPR.

(4)      Assumes the Payment Date one-month after the latest possible maturity date of any Mortgage Loan.

(5)      Class A-IO will be a Senior Interest-Only Note, and will only receive interest payments for the first 12 Payment Dates.

Summary of Terms

Notes

Fieldstone Mortgage Investment Trust, Series 2005-1, consisting of:

Class 1-A1 Notes and Class 1-A2 Notes (the “Group 1 Senior Notes”) and Class 2-A1 Notes, Class 2-A2 Notes and Class 2-A3 Notes (the “Group 2 Senior Notes” and together with the Group 1 Senior Notes, the “Senior Notes”)

Class A-IO Notes (collectively with the Senior Notes, the “Class A Notes”)

Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9 and Class M10 Notes (collectively, the “Class M Notes”)

Collectively, the Class A Notes and the Class M Notes are referred to as the “Notes”

Seller	Fieldstone Investment Corporation (“Fieldstone”)
Issuer	Fieldstone Mortgage Investment Trust, Series 2005-1
Depositor	Structured Asset Securities Corporation
Sub-Servicer

Chase Home Finance LLC (“Chase”).  Chase has a subprime mortgage servicer rating of “Strong” from S&P, SQ1 from Moody’s and RPS1- from Fitch.  The ratings represent the highest servicer rating category from S&P and Moody’s and the second highest from Fitch, respectively.  As a Sub-Servicer, Chase will perform all acts of primary servicing in respect of the Mortgage Loans.

Servicer	Fieldstone Servicing Corp., a wholly-owned subsidiary of Fieldstone Investment Corporation
Master Servicer, Custodian and Trust Administrator	Wells Fargo Bank, N.A.
Lead-Underwriter	Lehman Brothers Inc.
Co-Underwriters	Credit Suisse First Boston LLC Merrill Lynch, Pierce, Fenner & Smith Incorporated Friedman, Billings, Ramsey & Co., Inc.
Owner Trustee	U.S. Bank Trust National Association
Indenture Trustee	HSBC Bank USA, National Association
Rating Agencies	Moody's Investor Services, Inc. ("Moody's"), Standard and Poor's Ratings Services, Inc. ("S&P") and Fitch Ratings (“Fitch”).
Expected Pricing Date	On or about February 4, 2005
Expected Closing Date	February 25, 2005
Mortgage Loans	On the Closing Date, the trust will contain approximately $750,000,000 of mortgage loans.
Statistical Mortgage Loans

As of the Statistical Cut-off Date, the aggregate Collateral Group consists of 3,078 mortgage loans (the “Statistical Mortgage Loans”) with an aggregate principal balance of approximately $642,360,806.04 of fully amortizing adjustable rate loans secured by first liens on primarily 1 - 4 family properties.  Approximately 83.52% of the Statistical Mortgage Loans will be subject to prepayment penalties and approximately 68.44% of the Statistical Mortgage Loans require the payment of interest only during their first five years.

The Mortgage Loans are composed of the Group 1 Mortgage Loans and the Group 2 Mortgage Loans (each a “Collateral Group”).  The Group 1 Mortgage Loans will consist of mortgage loans that had a principal balance at origination of no more than $359,650 if a single-unit property (or $539,475 if the property is located in Hawaii or Alaska), $460,400 if a two-unit property (or $690,600 if the property is located in Hawaii or Alaska), $556,500 if a three-unit property (or $834,750 if the property is located in Hawaii or Alaska), or $691,600 if a four-unit property (or $1,037,400 if the property is located in Hawaii or Alaska).  The Group 2 Mortgage Loans will consist of mortgage loans that had principal balances at origination that may or may not conform to the criteria specified above for the Group 1 Mortgage Loans.

See the attached collateral descriptions for additional information on the Statistical Mortgage Loans.

Repurchase or Substitution of Mortgage Loans

The Servicer shall have the option at any time to purchase any Delinquent Mortgage Loan or to substitute an Eligible Substitute Mortgage Loan for any Delinquent Mortgage Loan as defined in the Transfer and Servicing Agreement.

Cut-off Date	February 1, 2005
Payment Dates

Payments on the Notes will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in March 2005.  The initial Payment Date will be March 25, 2005.

Optional Termination

On and after the first Payment Date on which the aggregate unpaid principal balance of the Mortgage Loans (the “Pool Balance”) as of the beginning of the related Due Period is less than 20% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, Fieldstone Servicing Corp., as owner of the servicing rights, will have the option to purchase the remaining Mortgage Loans from the Trust.  If Fieldstone Servicing Corp. has not exercised its optional termination right on the first Payment Date on which the Pool Balance as of the beginning of the related Due Period is less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, then on each subsequent Payment Date, the margins for each of the Class A Notes will be multiplied by 2 and the margins for each of the Class M Notes will be multiplied by 1.5.

Registration	The Notes will be available in book-entry form through DTC and upon request through Clearstream, Luxembourg and the Euroclear System.
Denominations

Minimum $25,000; increments $1 in excess thereof for the Class A Notes, excluding the Class A-IO Notes.  Minimum $100,000; increments of $1,000 in excess thereof for the Class A-IO and the Class M Notes.

ERISA Eligibility	The Notes are expected to be ERISA eligible, subject to limitations set forth in the final prospectus supplement.
SMMEA Eligibility	The Class A Notes and the Class M1, Class M2 and Class M3 Notes are expected to be SMMEA eligible.
Federal Tax Status	The Notes are anticipated to be treated as debt for U.S. federal income tax purposes, and an opinion will be delivered to that effect from counsel acceptable to the underwriters.
Delay Days	The Notes, excluding the Class A-IO Notes, will have 0 days delay. The Class A-IO Notes will have 24 days delay.
Day Count	The Notes, excluding the Class A-IO Notes, will accrue interest on an Actual/360 basis. The Class A-IO Notes will accrue interest on a 30/360 basis.
Due Period	The period from the 2nd day of the immediately preceding calendar month through the 1st day of the current calendar month.
Accrued Interest	The Notes, excluding the Class A-IO Notes, will settle flat. The Class A-IO Notes will settle with accrued interest.
Accrual Period

The “Accrual Period” with respect to the Notes (except for the Class A-IO Notes) is the period from and including the preceding Payment Date (or from the Closing Date in the case of the first Payment Date) to and including the day prior to such Payment Date. The Accrual Period for the Class A-IO Notes for each Payment Date will be the calendar month immediately preceding the month in which the Payment Date occurs.

Current Interest

The interest accrued during the related Accrual Period at the applicable Interest Rate, provided however, that in the case of the Class M Notes and any Payment Date, Monthly Interest shall be reduced by the amount of Deferred Interest for such Class for such Payment Date.

Interest Rate

The Interest Rate on each class of Notes (excluding the Class A-IO Notes) is equal to the least of (i) the Formula Rate, (ii) the Net Funds Rate and (iii) the related Fixed Rate Cap.  The Class A-IO Notes will accrue interest at a fixed rate of 4.50% per annum.

Servicing Fee Rate	50 basis points per annum (0.50%) on the outstanding principal balance of each mortgage loan as of the first day of any Due Period.
Owner Trustee Fee	$3,000 per annum, payable monthly.
Master Servicer and Trust Administrator Fee Rate	0.35 basis points per annum (0.0035%) on the outstanding principal balance of each Mortgage Loan as of the first day of any Due Period.
Formula Rate	One-Month LIBOR plus a margin for each class of Notes (excluding the Class A-IO Notes).
Senior Note Fixed Rate Cap	As to any Payment Date (other than the first Payment Date), a per annum rate equal to 12.25% for the Senior Notes.
Subordinate Note Fixed Rate Cap	As to any Payment Date (other than the first Payment Date), a per annum rate equal to 12.25% for Class M Notes.
Net Funds Rate

For any Payment Date and all Notes (excluding the Class A-IO Notes) means a per annum rate equal to (x) the quotient of (A) the sum of (1) the excess, if any, of (a) total interest collected or advanced on the mortgage loans with respect to the related Due Period over (b) the Servicing Fee, the Owner Trustee Fee, Master Servicing Fee, Trust Administrator Fee, net swap payments owed to the swap counterparty, and the interest payable on the Class A-IO Notes on such Payment Date, plus (2) any net swap receipts received from the swap counterparty, and (B) the aggregate Note principal balance as of the first day of the related Accrual Period, multiplied by (y) (i) 360 divided by (ii) the actual number of days in the Accrual Period.

Deferred Interest

For any Class of Class M Notes and any Payment Date, the sum of (i) the interest accrued during the related Accrual Period at the applicable Interest Rate on the Principal Deficiency Amount for that Class, (ii) any amount described in clause (i) for a prior Payment Date remaining unpaid , and (iii) interest accrued on the amount described in clause (ii) above during the related Accrual Period at the applicable Interest Rate.

Principal Deficiency Amount

For any Payment Date, the excess, if any, of the aggregate of the Class principal amount of the Notes immediately prior to such Payment Date over the aggregate Mortgage Loan balance as of the last day of the related Due Period.  The total Principal Deficiency Amount for any Payment Date will be allocated among the Class M Notes in reverse order of their seniority.

Interest Payment Priority

Total interest collected or advanced and any net swap receipts will be distributed in the following order of priority:

(1)     Any fees due and payable to the Servicer, Master Servicer, Owner Trustee and Trust Administrator.

(2)     To deposit into the Swap Account any Net Swap Payment or any swap termination payment owed to the swap counterparty pursuant to the Swap Contract, to be paid from Interest in respect of the Group 1 Mortgage Loans and the Group 2 Mortgage Loans in an amount proportionate to their respective loan balance;

(3)     To pay Current Interest prorata to the Class 1-A1 Notes, Class 1-A2 Notes and the Class A-IO(1) component from interest in respect of the Group 1 Mortgage Loans;

(4)     To pay Current Interest prorata to the Class 2-A1 Notes, Class 2-A2 Notes, Class 2-A3 Notes and the Class A-IO(2) component from interest in respect of the Group 2 Mortgage Loans;

(5)     To pay Current Interest to the Senior Notes on a prorata basis to the extent not paid above;

(6)     To pay Current Interest to the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9 and Class M10 Notes, sequentially and in that order;

(7)     To pay any unreimbursed trustee costs, liabilities and expenses;

(8)     Any interest remaining after the application of (1) through (7) above will be deemed excess interest for such Payment Date and will be paid as principal, according to the principal payment rule in effect for such Payment Date, to the extent required to maintain the Overcollateralization Target;

(9)     To the Classes of Senior Notes, prorata in proportion to outstanding Basis Risk Shortfalls for each such Senior Class, and then among the Class of Class M Notes, sequentially;

(10)   To pay sequentially to the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9, and Class M10 Notes, any Deferred Interest Amounts;

(11)   To pay sequentially to the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9, and Class M10 Notes, any Principal Deficiency Amounts; and

(12)   Any remaining amount will be released from the Indenture and will not be available for payment to holders of the notes.

Basis Risk Shortfall

With respect to any Class of Notes, other than the Class A-IO Notes, and any Payment Date, the sum of (a) the excess, if any, of (i) the amount that would have been the Current Interest for such Class had the Interest Rate for such Class been determined without regard to the Net Funds Rate over (ii) the actual amount of Current Interest for such Class, plus (b) any excess described in clause (a) above for any prior Payment Date that remains unpaid, plus (c) interest accrued during the Accrual Period related to such Payment Date on the amount described in clause (b) above at the Interest Rate applicable to such Class, determined without regard to the Net Funds Rate.

Class A-IO Notional Amount

The Class A-IO Notes do not have a Class Note Principal Balance but will accrue interest on their Notional Amounts.  The aggregate “Notional Amount” of the Class A-IO Notes is outlined below.  If the trust fund terminates prior to the 12th Payment Date, whether as a result of an optional termination or otherwise, the holders of the Class A-IO Notes will be entitled to a payment equal to the accrued and unpaid interest on the Class A-IO Notes to the related Payment Date plus the net present value of the future payments expected on the Class A-IO Notes determined using a discount rate equal to the expected yield to maturity of the Class A-IO Notes determined at pricing.

Payment Date	Class A-IO-1 Component Notional Amount ($)	Class A-IO-2 Component Notional Amount ($)	Class A-IO Notional Amount Total ($)
1	167,711,520	171,949,480	339,661,000
2	113,603,028	116,489,972	230,093,000
3	113,594,455	116,498,545	230,093,000
4	102,851,887	105,498,113	208,350,000
5	102,843,057	105,506,943	208,350,000
6	89,887,515	92,232,485	182,120,000
7	89,878,751	92,241,249	182,120,000
8	69,794,862	71,644,138	141,439,000
9	65,111,604	66,851,396	131,963,000
10	65,103,930	66,859,070	131,963,000
11	55,897,830	57,419,170	113,317,000
12	55,890,745	57,426,255	113,317,000

After the 12th Payment Date, the Class A-IO Notional Amount will be zero. Interest will be paid to the Class A-IO Notes from both of the Collateral Groups.

Swap Contract

The 24-month Interest Rate Swap Contract (the “Swap Contract”) will obligate the Trust to pay a predetermined annual rate of approximately [3.475]% (on a 30/360 basis) on the swap notional amount in each period.  The Trust will receive payments equal to an annual rate of one-month LIBOR (on an actual/360 basis) on the swap notional amount for each period over the life of the Swap Contract.  The payments will be netted against each other every month (the “Net Swap Payment”) and will be deposited into an account (the “Swap Account”).

	Payment Date	Swap Notional Amount ($)

	March 2005	450,000,000
	April 2005	450,000,000
	May 2005	450,000,000
	June 2005	350,000,000
	July 2005	350,000,000
	August 2005	350,000,000
	September 2005	350,000,000
	October 2005	300,000,000
	November 2005	300,000,000
	December 2005	300,000,000
	January 2006	260,000,000
	February 2006	255,000,000
	March 2006	208,000,000
	April 2006	208,000,000
	May 2006	200,000,000
	June 2006	200,000,000
	July 2006	200,000,000
	August 2006	200,000,000
	September 2006	200,000,000
	October 2006	200,000,000
	November 2006	200,000,000
	December 2006	200,000,000
	January 2007	200,000,000
	February 2007	124,000,000
Application of Net Swap Payments

If, on any Payment Date, the Trust receives net payments under the swap contract, the amounts received by the Trust will be applied first to pay Current Interest on the Notes in the order and priority described under "Interest Payment Priority," above, but only to the extent that the Current Interest for a Class of Notes exceeds the amount of interest paid on such Class of Notes out of available interest funds for such Payment Date and then to pay any Basis Risk Shortfalls.  Any amounts received under the swap contract in excess of the amount needed to satisfy payments described in the immediately preceding sentence shall be paid to the holder of the equity interest in the Trust and shall not be available to make payments in respect of the Notes.

Principal Payment Priority

On each Payment Date, principal in the amount of any Net Swap Payment or swap termination payment due to the swap counterparty and remaining unpaid (after application of interest received or advanced for this purpose on such Payment Date), will be deposited into the Swap Account and paid as described under the Application of Net Swap Payments defined herein, to be paid from each of Group 1 and Group 2 in proportion to the aggregate collateral balance of each group.  Any funds remaining will be paid in the following order of priority:

I. Prior to the Stepdown Date or whenever a Trigger Event is in effect:

(1)      (a) If a Trigger Event or Class 1-A1 Trigger Event is in effect, scheduled and unscheduled principal received from the Group 1 Mortgage Loans (the “Group 1 Principal Collections”) will be paid sequentially to the Class 1-A1 Notes and to the Class 1-A2 Notes, in that order, until the Note principal balance of each such class has been reduced to zero; or (b) If a Trigger Event or Class 1-A1 Trigger event is not in effect, the Group 1 Principal Collections will be allocated prorata to the Class 1-A1 Notes and to the Class 1-A2 Notes until the Note principal balance of each such class has been reduced to zero;

(2)      Scheduled and unscheduled principal received from the Group 2 Mortgage Loans (the “Group 2 Principal Collections) will be allocated sequentially to the Class 2-A1 Notes, Class 2-A2 Notes and Class 2-A3 Notes in that order, until the Note principal balance of each such class has been reduced to zero;

(3)      If the Senior Notes related to either group have been retired, all principal from that group will be allocated to the Senior Notes of the unrelated group, to be paid as described above, until the Note principal balance of each such class has been reduced to zero; and

(4)      All remaining Principal Collections will be allocated sequentially to the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9 and Class M10 Notes, in that order, until the Note principal balance is reduced to zero.

II. On or after the Stepdown Date and as long as a Trigger Event is not in effect:

(1)         All Principal Collections from each Group will be allocated to the related Senior Notes, to be paid as described in (I)(1)(b) above for the Group 1 Senior Notes and (I)(2) above for the Group 2 Senior Notes, provided, however, that principal will only be allocated to the Senior Certificates in the amount required to achieve the Targeted Senior Enhancement Percentage in the aggregate.

(2)         If the Senior Notes related to either group have been retired, all principal from that group will be allocated to the Senior Notes of the unrelated group, to be paid as described above, until the Target Senior Enhancement Percentage has been reached in the aggregate; and

(3)         All remaining Principal Collections will be allocated to the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9 and Class M10 Notes, sequentially and in that order, until the Credit Enhancement behind each class is equal to two times the related Initial Credit Enhancement.

Notes	Initial Credit Enhancement(1)	Target Enhancement(1)
Class A	20.50%	41.00%
Class M1	16.85%	33.70%
Class M2	13.50%	27.00%
Class M3	11.45%	22.90%
Class M4	9.65%	19.30%
Class M5	8.05%	16.10%
Class M6	6.45%	12.90%
Class M7	5.15%	10.30%
Class M8	3.85%	7.70%
Class M9	2.85%	5.70%
Class M10	0.85%	1.70%

(1)                Includes Over-Collateralization of 0.85%.

Target Senior Enhancement Percentage	41.00% or two times the Initial Credit Enhancement Percentage for the Senior Notes.
Senior Enhancement Percentage

The “Senior Enhancement Percentage” for any Payment Date will be the fraction, expressed as a percentage, the numerator of which is the sum of the aggregate Class M Note principal balance and the Overcollateralization Amount (which, for purposes of this definition only, will not be less than zero), and the denominator of which is the aggregate Mortgage Loan balance, after giving effect to distributions on that Payment Date.

Stepdown Date

The later to occur of (1) the Payment Date in March 2008 or (2) the first Payment Date on which the aggregate note principal balance of the Class A Notes other than the Class A-IO Notes (after giving effect to payments of the principal funds amount for such Payment Date) is less than or equal to 41.00% of the aggregate stated principal balance of the Mortgage Loans as of the end of the immediately preceding Due Period.

Credit Enhancement

Credit Enhancement	Consists of the following: (1) Net Monthly Excess Cashflow; (2) Over-Collateralization Amount; and (3) Subordination.
Over-Collateralization

Excess interest will be used to pay down the principal balance of the Notes to the extent necessary to maintain the Over-Collateralization Amount (“OC”) at the Over-Collateralization Target.  The “Over-Collateralization Amount”, with respect to any Payment Date will be the amount by which the Pool Balance exceeds the aggregate outstanding Note balance.

Over-Collateralization Target

Prior to the Stepdown Date, equal to 0.85% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

On or after the Stepdown Date, equal to the lesser of (x) 0.85% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date and (y) 1.70% of the Pool Balance as of the end of the related Due Period, subject to a floor equal to 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Provided, however, if a Trigger Event has occurred on the related Payment Date, the Over-Collateralization Target will be the same as the Over-Collateralization Target on the preceding Payment Date.

Initial: Approximately 0.85% of the Cut-off Date Balance of the Mortgage Loans
Target:  0.85% of the Cut-off Date Balance before step-down, 1.70% of current balance of the Mortgage Loans after step-down

Floor:  0.50% of the Cut-off Date Balance of the Mortgage Loans

Subordination

Class                                  Rating (M/S/F)                      Class Size                Initial Enhancment(1)

Class A                              Aaa/AAA/AAA                    79.50%                            20.50%

Class M1                           Aa1/AA+/AA+                      3.65%                              16.85%

Class M2                           Aa2/AA/AA                          3.35%                              13.50%

Class M3                           Aa3/AA-/AA-                       2.05%                              11.45%

Class M4                           A1/A+/A+                             1.80%                              9.65%

Class M5                           A2/A/A                                  1.60%                              8.05%

Class M6                           A3/A-/A-                               1.60%                              6.45%

Class M7                           Baa1/BBB+/BBB+                1.30%                              5.15%

Class M8                           Baa2/BBB/BBB                    1.30%                              3.85%

Class M9                           Baa2/BBB-/BBB-                 1.00%                              2.85%

Class M10                         NR/BBB-/NR                        2.00%                              0.85%

                                                                                 (1)  The subordination percentages include the initial over-collateralization level of 0.85%.

Triggers

Trigger Event

A “Trigger Event will have occurred with respect to any Payment Date if the Rolling Three Month Delinquency Rate as of the last day of the immediately preceding month equals or exceeds [40.00%] of the Senior Enhancement Percentage for that Payment Date, or if the Cumulative Realized Losses exceed:

Payment Date                                    Loss Percentage

March 2008 to February 2009          [3.25]% with respect to March 2008, plus

                                                          an additional 1/12th of [2.00%] for each

                                                          month thereafter

March 2009 to February 2010          [5.25]% with respect to March 2009, plus

                                                          an additional 1/12th of [1.25]% for each

                                                          month thereafter

March 2010 to February 2011          [6.50]% with respect to March 2010, plus

                                                          an additional 1/12th of [0.75]% for each

                                                          month thereafter

March 2011 and thereafter                [7.25]%

Class 1-A1 Trigger Event

A “Class 1-A1 Trigger Event” will have occurred as of a Payment Date prior to the Payment Date in March 2008 if the quotient (expressed as a percentage) of (1) the aggregate realized losses incurred from the Cut-off Date through the last day of the calendar month preceding such Payment Date divided by (2) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceeds [3.25]%.

Rolling Three Month Delinquency Rate

The “Rolling Three Month Delinquency Rate” with respect to any Payment Date will be the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Payment Dates) immediately preceding months.

Delinquency Rate

The “Delinquency Rate” for any month will be the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all Mortgage Loans 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate Principal Balance of the Mortgage Loans as of the close of business on the last day of such month.

Cumulative Realized Losses

“Cumulative Realized Losses” with respect to any Payment Date will be equal to the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative Realized Losses incurred on the Mortgage Loans from the Cut-off Date through the last day of the related collection period by (y) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Contacts

Syndicate	Kevin White	(212) 526-9519
	Dan Covello	(212) 526-9519
	Paul Tedeschi	(212) 526-9519

MBS Trading	Matt Miller	(212) 526-8315
	Rishi Bansal	(212) 526-8315
	Alar Randmere	(212) 526-8315
	Sumit Chhabra	(212) 526-8315

MBS Banking	Matthew Lewis	(212) 526-7447
	Scott Stimpfel	(212) 526-5689
	Sid Gupta	(212) 526-0528

MBS Stucturing	Dennis Tsyba	(212) 526-1102

Available Funds Rate

Payment Date	Aggregate Net Funds Rate (%) (1)(2)	Aggregate Net Funds Rate (%) (1)(3)
1	N/A	N/A
2	4.441%	12.250%
3	4.517%	12.250%
4	4.639%	12.250%
5	4.728%	12.250%
6	4.755%	12.250%
7	4.727%	12.250%
8	5.146%	12.250%
9	5.053%	12.250%
10	5.151%	12.250%
11	5.171%	12.250%
12	5.146%	12.250%
13	6.560%	12.250%
14	6.008%	12.250%
15	6.181%	12.250%
16	6.006%	12.250%
17	6.166%	12.250%
18	5.992%	12.250%
19	5.985%	12.250%
20	6.140%	12.250%
21	5.970%	12.250%
22	6.123%	12.250%
23	5.956%	12.250%
24	6.647%	12.250%

(1)                For any Payment Date and all Notes (excluding the Class A-IO Notes) means a per annum rate equal to (x) the quotient of (A) the sum of (1) the excess, if any, of (a) total interest collected or advanced on the mortgage loans with respect to the related Due Period over (b) the Servicing Fee, the Owner Trustee Fee, Master Servicing Fee, Trust Administrator Fee, net swap payments owed to the swap counterparty, and the interest payable on the Class A-IO Notes on such Payment Date, plus (2) any net swap receipts received from the swap counterparty, and (B) the aggregate Note principal balance as of the first day of the related Accrual Period, multiplied by (y) (i) 360 divided by (ii)  the actual number of days in the Accrual Period.

(2)                Assumes no losses, 10% cleanup call, 100% of the prepayment assumption on the mortgage loans, and 1 month LIBOR and 6 month LIBOR remain constant at 2.590% and 2.969%, respectively.

(3)                Assumes no losses, 10% cleanup call, 100% of the prepayment assumption on the mortgage loans, and 1 month LIBOR and 6 month LIBOR remain constant at 2.590% and 2.969%, respectively, for the first Payment Date and all increase to 20.00% after the first Payment Date.

Bond Sensitivity Tables (To 10% Call) (1)

Class 1-A1

Prepay Speed	0% PPA	80% PPA	100% PPA	150% PPA	200% PPA
WAL (yr)	20.26	2.63	2.02	1.26	1.02
MDR (yr)	15.02	2.48	1.93	1.23	1.00
Beg Principal	3/25/2005	3/25/2005	3/25/2005	3/25/2005	3/25/2005
End Principal	2/25/2034	5/25/2012	10/25/2010	5/25/2007	1/25/2007
Prin Window (mos)	348	87	68	27	23

Class 1-A2

Prepay Speed	0% PPA	80% PPA	100% PPA	150% PPA	200% PPA
WAL (yr)	20.26	2.63	2.02	1.26	1.02
MDR (yr)	14.94	2.47	1.93	1.23	1.00
Beg Principal	3/25/2005	3/25/2005	3/25/2005	3/25/2005	3/25/2005
End Principal	2/25/2034	5/25/2012	10/25/2010	5/25/2007	1/25/2007
Prin Window (mos)	348	87	68	27	23

Class 2-A1

Prepay Speed	0% PPA	80% PPA	100% PPA	150% PPA	200% PPA
WAL (yr)	13.42	1.12	0.95	0.71	0.58
MDR (yr)	10.97	1.10	0.93	0.70	0.57
Beg Principal	3/25/2005	3/25/2005	3/25/2005	3/25/2005	3/25/2005
End Principal	5/25/2025	1/25/2007	10/25/2006	4/25/2006	1/25/2006
Prin Window (mos)	243	23	20	14	11

Class 2-A2

Prepay Speed	0% PPA	80% PPA	100% PPA	150% PPA	200% PPA
WAL (yr)	24.93	3.68	2.75	1.74	1.40
MDR (yr)	17.76	3.45	2.62	1.69	1.37
Beg Principal	5/25/2025	1/25/2007	10/25/2006	4/25/2006	1/25/2006
End Principal	2/25/2034	5/25/2012	10/25/2010	4/25/2007	1/25/2007
Prin Window (mos)	106	65	49	13	13

Class 2-A3

Prepay Speed	0% PPA	80% PPA	100% PPA	150% PPA	200% PPA
WAL (yr)	29.00	7.25	5.67	2.21	1.92
MDR (yr)	19.39	6.52	5.21	2.14	1.86
Beg Principal	2/25/2034	5/25/2012	10/25/2010	4/25/2007	1/25/2007
End Principal	2/25/2034	5/25/2012	10/25/2010	5/25/2007	1/25/2007
Prin Window (mos)	1	1	1	2	1

Class M1

Prepay Speed	0% PPA	80% PPA	100% PPA	150% PPA	200% PPA
WAL (yr)	26.80	4.98	4.59	2.38	1.96
MDR (yr)	18.16	4.59	4.27	2.29	1.90
Beg Principal	3/25/2028	7/25/2008	2/25/2009	5/25/2007	1/25/2007
End Principal	2/25/2034	5/25/2012	10/25/2010	8/25/2007	2/25/2007
Prin Window (mos)	72	47	21	4	2

(1) Assumes 1 month LIBOR and 6 month LIBOR remain constant at 2.590% and 2.969%, respectively.

Bond Sensitivity Tables (To 10% Call) (1)

Class M2

Prepay Speed	0% PPA	80% PPA	100% PPA	150% PPA	200% PPA
WAL (yr)	26.80	4.94	4.37	2.66	2.02
MDR (yr)	18.12	4.55	4.07	2.55	1.96
Beg Principal	3/25/2028	6/25/2008	10/25/2008	8/25/2007	2/25/2007
End Principal	2/25/2034	5/25/2012	10/25/2010	12/25/2007	3/25/2007
Prin Window (mos)	72	48	25	5	2

Class M3

Prepay Speed	0% PPA	80% PPA	100% PPA	150% PPA	200% PPA
WAL (yr)	26.80	4.92	4.25	2.92	2.08
MDR (yr)	18.05	4.52	3.97	2.78	2.01
Beg Principal	3/25/2028	5/25/2008	8/25/2008	12/25/2007	3/25/2007
End Principal	2/25/2034	5/25/2012	10/25/2010	2/25/2008	3/25/2007
Prin Window (mos)	72	49	27	3	1

Class M4

Prepay Speed	0% PPA	80% PPA	100% PPA	150% PPA	200% PPA
WAL (yr)	26.80	4.91	4.19	3.32	2.16
MDR (yr)	17.52	4.48	3.88	3.13	2.07
Beg Principal	3/25/2028	5/25/2008	7/25/2008	2/25/2008	3/25/2007
End Principal	2/25/2034	5/25/2012	10/25/2010	6/25/2008	4/25/2007
Prin Window (mos)	72	49	28	5	2

Class M5

Prepay Speed	0% PPA	80% PPA	100% PPA	150% PPA	200% PPA
WAL (yr)	26.80	4.90	4.14	3.33	2.20
MDR (yr)	17.48	4.46	3.84	3.14	2.11
Beg Principal	3/25/2028	4/25/2008	6/25/2008	6/25/2008	4/25/2007
End Principal	2/25/2034	5/25/2012	10/25/2010	6/25/2008	5/25/2007
Prin Window (mos)	72	50	29	1	2

Class M6

Prepay Speed	0% PPA	80% PPA	100% PPA	150% PPA	200% PPA
WAL (yr)	26.80	4.89	4.11	3.33	2.25
MDR (yr)	17.41	4.45	3.81	3.14	2.15
Beg Principal	3/25/2028	4/25/2008	5/25/2008	6/25/2008	5/25/2007
End Principal	2/25/2034	5/25/2012	10/25/2010	6/25/2008	5/25/2007
Prin Window (mos)	72	50	30	1	1

Class M7

Prepay Speed	0% PPA	80% PPA	100% PPA	150% PPA	200% PPA
WAL (yr)	26.80	4.89	4.08	3.33	2.25
MDR (yr)	16.38	4.38	3.73	3.11	2.14
Beg Principal	3/25/2028	4/25/2008	5/25/2008	6/25/2008	5/25/2007
End Principal	2/25/2034	5/25/2012	10/25/2010	6/25/2008	5/25/2007
Prin Window (mos)	72	50	30	1	1

(1) Assumes 1 month LIBOR and 6 month LIBOR remain constant at 2.590% and 2.969%, respectively.

Bond Sensitivity Tables (To 10% Call) (1)

Class M8

Prepay Speed	0% PPA	80% PPA	100% PPA	150% PPA	200% PPA
WAL (yr)	26.80	4.87	4.05	3.33	2.25
MDR (yr)	16.19	4.36	3.70	3.10	2.13
Beg Principal	3/25/2028	3/25/2008	4/25/2008	6/25/2008	5/25/2007
End Principal	2/25/2034	5/25/2012	10/25/2010	6/25/2008	5/25/2007
Prin Window (mos)	72	51	31	1	1

Class M9

Prepay Speed	0% PPA	80% PPA	100% PPA	150% PPA	200% PPA
WAL (yr)	26.80	4.87	4.04	3.33	2.25
MDR (yr)	14.62	4.24	3.60	3.04	2.10
Beg Principal	3/25/2028	3/25/2008	4/25/2008	6/25/2008	5/25/2007
End Principal	2/25/2034	5/25/2012	10/25/2010	6/25/2008	5/25/2007
Prin Window (mos)	72	51	31	1	1

(1) Assumes 1 month LIBOR and 6 month LIBOR remain constant at 2.590% and 2.969%, respectively.

Bond Sensitivity Tables (To 20% Call) (1)

Class 1-A1

Prepay Speed	0% PPA	80% PPA	100% PPA	150% PPA	200% PPA
WAL (yr)	20.12	2.42	1.85	1.26	1.02
MDR (yr)	14.95	2.30	1.79	1.23	1.00
Beg Principal	3/25/2005	3/25/2005	3/25/2005	3/25/2005	3/25/2005
End Principal	11/25/2032	5/25/2010	3/25/2009	5/25/2007	1/25/2007
Prin Window (mos)	333	63	49	27	23

Class 1-A2

Prepay Speed	0% PPA	80% PPA	100% PPA	150% PPA	200% PPA
WAL (yr)	20.12	2.42	1.85	1.26	1.02
MDR (yr)	14.88	2.30	1.79	1.23	1.00
Beg Principal	3/25/2005	3/25/2005	3/25/2005	3/25/2005	3/25/2005
End Principal	11/25/2032	5/25/2010	3/25/2009	5/25/2007	1/25/2007
Prin Window (mos)	333	63	49	27	23

Class 2-A1

Prepay Speed	0% PPA	80% PPA	100% PPA	150% PPA	200% PPA
WAL (yr)	13.42	1.12	0.95	0.71	0.58
MDR (yr)	10.97	1.10	0.93	0.70	0.57
Beg Principal	3/25/2005	3/25/2005	3/25/2005	3/25/2005	3/25/2005
End Principal	5/25/2025	1/25/2007	10/25/2006	4/25/2006	1/25/2006
Prin Window (mos)	243	23	20	14	11

Class 2-A2

Prepay Speed	0% PPA	80% PPA	100% PPA	150% PPA	200% PPA
WAL (yr)	24.76	3.41	2.55	1.74	1.40
MDR (yr)	17.69	3.23	2.45	1.69	1.37
Beg Principal	5/25/2025	1/25/2007	10/25/2006	4/25/2006	1/25/2006
End Principal	11/25/2032	5/25/2010	3/25/2009	4/25/2007	1/25/2007
Prin Window (mos)	91	41	30	13	13

Class 2-A3

Prepay Speed	0% PPA	80% PPA	100% PPA	150% PPA	200% PPA
WAL (yr)	27.75	5.25	4.08	2.21	1.92
MDR (yr)	18.85	4.86	3.84	2.14	1.86
Beg Principal	11/25/2032	5/25/2010	3/25/2009	4/25/2007	1/25/2007
End Principal	11/25/2032	5/25/2010	3/25/2009	5/25/2007	1/25/2007
Prin Window (mos)	1	1	1	2	1

Class M1

Prepay Speed	0% PPA	80% PPA	100% PPA	150% PPA	200% PPA
WAL (yr)	26.44	4.42	4.07	2.32	1.96
MDR (yr)	18.01	4.12	3.82	2.23	1.90
Beg Principal	3/25/2028	7/25/2008	2/25/2009	5/25/2007	1/25/2007
End Principal	11/25/2032	5/25/2010	3/25/2009	6/25/2007	2/25/2007
Prin Window (mos)	57	23	2	2	2

(1) Assumes 1 month LIBOR and 6 month LIBOR remain constant at 2.590% and 2.969%, respectively.

Bond Sensitivity Tables (To 20% Call) (1)

Class M2

Prepay Speed	0% PPA	80% PPA	100% PPA	150% PPA	200% PPA
WAL (yr)	26.44	4.38	3.93	2.33	2.00
MDR (yr)	17.97	4.08	3.69	2.25	1.94
Beg Principal	3/25/2028	6/25/2008	10/25/2008	6/25/2007	2/25/2007
End Principal	11/25/2032	5/25/2010	3/25/2009	6/25/2007	2/25/2007
Prin Window (mos)	57	24	6	1	1

Class M3

Prepay Speed	0% PPA	80% PPA	100% PPA	150% PPA	200% PPA
WAL (yr)	26.44	4.36	3.81	2.33	2.00
MDR (yr)	17.91	4.06	3.59	2.24	1.94
Beg Principal	3/25/2028	5/25/2008	8/25/2008	6/25/2007	2/25/2007
End Principal	11/25/2032	5/25/2010	3/25/2009	6/25/2007	2/25/2007
Prin Window (mos)	57	25	8	1	1

Class M4

Prepay Speed	0% PPA	80% PPA	100% PPA	150% PPA	200% PPA
WAL (yr)	26.44	4.35	3.75	2.33	2.00
MDR (yr)	17.38	4.02	3.51	2.24	1.93
Beg Principal	3/25/2028	5/25/2008	7/25/2008	6/25/2007	2/25/2007
End Principal	11/25/2032	5/25/2010	3/25/2009	6/25/2007	2/25/2007
Prin Window (mos)	57	25	9	1	1

Class M5

Prepay Speed	0% PPA	80% PPA	100% PPA	150% PPA	200% PPA
WAL (yr)	26.44	4.34	3.70	2.33	2.00
MDR (yr)	17.34	4.01	3.47	2.23	1.93
Beg Principal	3/25/2028	4/25/2008	6/25/2008	6/25/2007	2/25/2007
End Principal	11/25/2032	5/25/2010	3/25/2009	6/25/2007	2/25/2007
Prin Window (mos)	57	26	10	1	1

Class M6

Prepay Speed	0% PPA	80% PPA	100% PPA	150% PPA	200% PPA
WAL (yr)	26.44	4.33	3.67	2.33	2.00
MDR (yr)	17.28	4.00	3.43	2.23	1.93
Beg Principal	3/25/2028	4/25/2008	5/25/2008	6/25/2007	2/25/2007
End Principal	11/25/2032	5/25/2010	3/25/2009	6/25/2007	2/25/2007
Prin Window (mos)	57	26	11	1	1

Class M7

Prepay Speed	0% PPA	80% PPA	100% PPA	150% PPA	200% PPA
WAL (yr)	26.44	4.33	3.64	2.33	2.00
MDR (yr)	16.26	3.95	3.37	2.21	1.91
Beg Principal	3/25/2028	4/25/2008	5/25/2008	6/25/2007	2/25/2007
End Principal	11/25/2032	5/25/2010	3/25/2009	6/25/2007	2/25/2007
Prin Window (mos)	57	26	11	1	1

(1) Assumes 1 month LIBOR and 6 month LIBOR remain constant at 2.590% and 2.969%, respectively.

Bond Sensitivity Tables (To 20% Call) (1)

Class M8

Prepay Speed	0% PPA	80% PPA	100% PPA	150% PPA	200% PPA
WAL (yr)	26.44	4.31	3.61	2.33	2.00
MDR (yr)	16.07	3.92	3.33	2.21	1.91
Beg Principal	3/25/2028	3/25/2008	4/25/2008	6/25/2007	2/25/2007
End Principal	11/25/2032	5/25/2010	3/25/2009	6/25/2007	2/25/2007
Prin Window (mos)	57	27	12	1	1

Class M9

Prepay Speed	0% PPA	80% PPA	100% PPA	150% PPA	200% PPA
WAL (yr)	26.44	4.31	3.60	2.33	2.00
MDR (yr)	14.53	3.83	3.26	2.18	1.89
Beg Principal	3/25/2028	3/25/2008	4/25/2008	6/25/2007	2/25/2007
End Principal	11/25/2032	5/25/2010	3/25/2009	6/25/2007	2/25/2007
Prin Window (mos)	57	27	12	1	1

(1) Assumes 1 month LIBOR and 6 month LIBOR remain constant at 2.590% and 2.969%, respectively.

Bond Sensitivity Tables (To Maturity) (1)

Class 1-A1

Prepay Speed	0% PPA	80% PPA	100% PPA	150% PPA	200% PPA
WAL (yr)	20.30	2.83	2.17	1.26	1.02
MDR (yr)	15.03	2.63	2.05	1.23	1.00
Beg Principal	3/25/2005	3/25/2005	3/25/2005	3/25/2005	3/25/2005
End Principal	1/25/2035	11/25/2020	5/25/2017	5/25/2007	1/25/2007
Prin Window (mos)	359	189	147	27	23

Class 1-A2

Prepay Speed	0% PPA	80% PPA	100% PPA	150% PPA	200% PPA
WAL (yr)	20.30	2.83	2.17	1.26	1.02
MDR (yr)	14.95	2.63	2.05	1.23	1.00
Beg Principal	3/25/2005	3/25/2005	3/25/2005	3/25/2005	3/25/2005
End Principal	1/25/2035	11/25/2020	5/25/2017	5/25/2007	1/25/2007
Prin Window (mos)	359	189	147	27	23

Class 2-A1

Prepay Speed	0% PPA	80% PPA	100% PPA	150% PPA	200% PPA
WAL (yr)	13.42	1.12	0.95	0.71	0.58
MDR (yr)	10.97	1.10	0.93	0.70	0.57
Beg Principal	3/25/2005	3/25/2005	3/25/2005	3/25/2005	3/25/2005
End Principal	5/25/2025	1/25/2007	10/25/2006	4/25/2006	1/25/2006
Prin Window (mos)	243	23	20	14	11

Class 2-A2

Prepay Speed	0% PPA	80% PPA	100% PPA	150% PPA	200% PPA
WAL (yr)	24.94	3.74	2.80	1.74	1.40
MDR (yr)	17.77	3.50	2.66	1.69	1.37
Beg Principal	5/25/2025	1/25/2007	10/25/2006	4/25/2006	1/25/2006
End Principal	7/25/2034	4/25/2014	4/25/2012	4/25/2007	1/25/2007
Prin Window (mos)	111	88	67	13	13

Class 2-A3

Prepay Speed	0% PPA	80% PPA	100% PPA	150% PPA	200% PPA
WAL (yr)	29.69	11.55	9.03	2.21	1.92
MDR (yr)	19.68	9.71	7.87	2.14	1.86
Beg Principal	7/25/2034	4/25/2014	4/25/2012	4/25/2007	1/25/2007
End Principal	1/25/2035	7/25/2020	4/25/2017	5/25/2007	1/25/2007
Prin Window (mos)	7	76	61	2	1

Class M1

Prepay Speed	0% PPA	80% PPA	100% PPA	150% PPA	200% PPA
WAL (yr)	26.89	5.47	4.96	2.38	1.96
MDR (yr)	18.20	4.96	4.57	2.29	1.90
Beg Principal	3/25/2028	7/25/2008	2/25/2009	5/25/2007	1/25/2007
End Principal	12/25/2034	5/25/2018	6/25/2015	8/25/2007	2/25/2007
Prin Window (mos)	82	119	77	4	2

(1) Assumes 1 month LIBOR and 6 month LIBOR remain constant at 2.590% and 2.969%, respectively.

Bond Sensitivity Tables (To Maturity) (1)

Class M2

Prepay Speed	0% PPA	80% PPA	100% PPA	150% PPA	200% PPA
WAL (yr)	26.89	5.41	4.73	2.66	2.02
MDR (yr)	18.16	4.90	4.36	2.55	1.96
Beg Principal	3/25/2028	6/25/2008	10/25/2008	8/25/2007	2/25/2007
End Principal	12/25/2034	10/25/2017	12/25/2014	12/25/2007	3/25/2007
Prin Window (mos)	82	113	75	5	2

Class M3

Prepay Speed	0% PPA	80% PPA	100% PPA	150% PPA	200% PPA
WAL (yr)	26.89	5.37	4.60	2.92	2.08
MDR (yr)	18.09	4.87	4.24	2.78	2.01
Beg Principal	3/25/2028	5/25/2008	8/25/2008	12/25/2007	3/25/2007
End Principal	11/25/2034	3/25/2017	6/25/2014	2/25/2008	3/25/2007
Prin Window (mos)	81	107	71	3	1

Class M4

Prepay Speed	0% PPA	80% PPA	100% PPA	150% PPA	200% PPA
WAL (yr)	26.89	5.34	4.51	5.84	2.16
MDR (yr)	17.55	4.80	4.14	5.27	2.07
Beg Principal	3/25/2028	5/25/2008	7/25/2008	2/25/2008	3/25/2007
End Principal	11/25/2034	9/25/2016	2/25/2014	4/25/2012	4/25/2007
Prin Window (mos)	81	101	68	51	2

Class M5

Prepay Speed	0% PPA	80% PPA	100% PPA	150% PPA	200% PPA
WAL (yr)	26.88	5.30	4.45	4.82	2.20
MDR (yr)	17.51	4.77	4.08	4.43	2.11
Beg Principal	3/25/2028	4/25/2008	6/25/2008	7/25/2009	4/25/2007
End Principal	11/25/2034	3/25/2016	9/25/2013	5/25/2010	5/25/2007
Prin Window (mos)	81	96	64	11	2

Class M6

Prepay Speed	0% PPA	80% PPA	100% PPA	150% PPA	200% PPA
WAL (yr)	26.88	5.26	4.38	4.23	2.33
MDR (yr)	17.44	4.73	4.03	3.93	2.23
Beg Principal	3/25/2028	4/25/2008	5/25/2008	2/25/2009	5/25/2007
End Principal	10/25/2034	9/25/2015	5/25/2013	11/25/2009	7/25/2007
Prin Window (mos)	80	90	61	10	3

Class M7

Prepay Speed	0% PPA	80% PPA	100% PPA	150% PPA	200% PPA
WAL (yr)	26.87	5.21	4.31	3.89	2.51
MDR (yr)	16.40	4.61	3.91	3.58	2.37
Beg Principal	3/25/2028	4/25/2008	5/25/2008	10/25/2008	7/25/2007
End Principal	9/25/2034	1/25/2015	11/25/2012	8/25/2009	9/25/2007
Prin Window (mos)	79	82	55	11	3

(1) Assumes 1 month LIBOR and 6 month LIBOR remain constant at 2.590% and 2.969%, respectively.

Bond Sensitivity Tables (To Maturity) (1)

Class M8

Prepay Speed	0% PPA	80% PPA	100% PPA	150% PPA	200% PPA
WAL (yr)	26.86	5.12	4.23	3.64	2.72
MDR (yr)	16.20	4.53	3.84	3.37	2.56
Beg Principal	3/25/2028	3/25/2008	4/25/2008	8/25/2008	9/25/2007
End Principal	8/25/2034	5/25/2014	4/25/2012	4/25/2009	12/25/2007
Prin Window (mos)	78	75	49	9	4

Class M9

Prepay Speed	0% PPA	80% PPA	100% PPA	150% PPA	200% PPA
WAL (yr)	26.83	5.01	4.13	3.45	3.24
MDR (yr)	14.63	4.33	3.67	3.14	2.95
Beg Principal	3/25/2028	3/25/2008	4/25/2008	6/25/2008	12/25/2007
End Principal	5/25/2034	7/25/2013	9/25/2011	11/25/2008	8/25/2009
Prin Window (mos)	75	65	42	6	21

(1) Assumes 1 month LIBOR and 6 month LIBOR remain constant at 2.590% and 2.969%, respectively.

Breakeven CDR Table

The table below displays the Constant Default Rate (“CDR”), and the related cumulative collateral loss percentage, that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at both static and forward LIBOR. Other assumptions incorporated include: (1) prepayment speed is 100% of the Prepayment Assumption, (2) 40% loss severity, (3) 12 month lag from default to loss, (4) triggers fail (i.e., no stepdown) and (5) 100% principal and interest advanced:

		STATIC LIBOR[1]		FORWARD LIBOR
	RATING (M/S/F)	CDR BREAK	CUM LOSS	CDR BREAK	CUM LOSS
Class M1	Aa1/AA+/AA+	30.46	21.02%	28.83	20.29%
Class M2	Aa2/AA/AA	24.40	18.13%	22.90	17.35%
Class M3	Aa3/AA-/AA-	21.07	16.34%	19.64	15.53%
Class M4	A1/A+/A+	18.34	14.75%	16.97	13.92%
Class M5	A2/A/A	16.07	13.34%	14.75	12.48%
Class M6	A3/A-/A-	13.91	11.91%	12.64	11.03%
Class M7	Baa1/BBB+/BBB+	12.19	10.71%	10.96	9.81%
Class M8	Baa2/BBB/BBB	10.54	9.49%	9.35	8.58%
Class M9	Baa3/BBB-/BBB-	9.25	8.50%	8.08	7.57%

1  Assumes 1 month LIBOR and 6 month LIBOR remain constant at 2.590% and 2.969%, respectively.

Collateral Summary of the Statistic Calculation Mortgage Loans (Aggregate Group)

Total Number of Loans	3,078	Geographic Distribution
Total Outstanding Loan Balance	$642,360,806.04	(Other states account individually for less than 5.00%
Average Loan Balance	$208,694.22	of the Cut-off Date aggregate principal balance)
Adjustable Rate	100.00%	California	45.21%
Weighted Average Coupon	6.929%	Illinois	7.59%
Weighted Average Margin	5.777%	Colorado	5.11%
Weighted Average Initial Per. Rate Cap	3.000%
Weighted Average Per. Rate Cap	1.000%
Weighted Average Maximum Rate	12.929%	Occupancy Status
Weighted Average Floor	6.923%	Primary Home	93.06%
Weighted Average Original Term (mos)	360	Investment Property	6.76%
Weighted Average Rem. Term (mos)	359	Secondary Home	0.18%
Weighted Average LTV	81.407%
Weighted Average FICO	651	Loan Purpose
		Purchase	58.33%
		Refinance Cash Out	28.14%
Product Type		Refinance Rate/Term	13.53%
2/28 LIBOR ARM	27.11%
2/28 LIBOR ARM – 5 Year IO	61.13%	Lien Position
3/27 LIBOR ARM	4.44%	First	100.00%
3/27 LIBOR ARM – 5 Year IO	6.55%
6 MONTH ARM	0.77%	Documentation Type
		12 Mos. Bank Statement	4.99%
Prepayment Penalty (years)		24 Mos. Bank Statement	4.50%
None	16.48%	Full Documentation	41.36%
6 Months	0.98%	Limited Documentation	0.63%
12 Months	1.33%	Stated Self-Employed	15.69%
18 Months	0.10%	Stated Wage Earner	32.84%
24 Months	65.36%
30 Months	8.53%
36 Months	7.23%

Collateral Characteristics (Aggregate Group)
Collateral characteristics are listed below as of Cut-off Date.

Mortgage Rates of Statistic Calculation Mortgage Loans

Range of Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
<= 6.000	306	$88,785,710.36	13.82%	5.836%	678	$290,149.38	79.84%	48.01%
6.001 - 6.500	580	152,621,992.20	23.76	6.342	677	263,141.37	80.62	32.65
6.501 - 7.000	724	165,085,759.00	25.70	6.824	657	228,019.00	81.74	39.59
7.001 - 7.500	510	99,016,611.88	15.41	7.312	640	194,150.22	82.18	39.04
7.501 - 8.000	513	82,116,909.20	12.78	7.795	617	160,071.95	82.45	44.25
8.001 - 8.500	190	25,485,204.19	3.97	8.303	597	134,132.65	82.41	50.83
8.501 - 9.000	171	21,598,791.05	3.36	8.780	578	126,308.72	82.77	70.93
9.001 - 9.500	46	4,197,270.58	0.65	9.288	578	91,245.01	82.19	52.92
9.501 - 10.000	37	3,372,307.58	0.52	9.788	554	91,143.45	76.63	70.51
10.001 - 10.500	1	80,250.00	0.01	10.100	538	80,250.00	75.00	0.00
Total:	3,078	$642,360,806.04	100.00%	6.929%	651	$208,694.22	81.41%	41.36%

Outstanding Mortgage Loan Principal Balances of Statistic Calculation Mortgage Loans

Range of Outstanding Mortgage Loan Principal Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
0.01 - 50,000.00	16	$754,939.26	0.12%	8.282%	596	$47,183.70	66.02%	75.65%
50,000.01 - 100,000.00	537	40,333,190.00	6.28	7.847	622	75,108.36	80.52	67.54
100,000.01 - 150,000.00	620	76,958,856.96	11.98	7.436	635	124,127.19	81.53	58.98
150,000.01 - 200,000.00	523	91,366,549.76	14.22	7.121	644	174,697.04	81.85	53.50
200,000.01 - 250,000.00	414	92,459,540.03	14.39	6.888	648	223,332.22	80.57	38.74
250,000.01 - 300,000.00	303	83,146,465.56	12.94	6.723	657	274,410.78	80.63	33.79
300,000.01 - 350,000.00	252	81,908,819.10	12.75	6.690	658	325,035.00	82.04	38.18
350,000.01 - 400,000.00	201	75,142,673.21	11.70	6.616	671	373,844.15	81.14	26.36
400,000.01 - 450,000.00	95	40,058,173.28	6.24	6.679	658	421,664.98	84.03	30.73
450,000.01 - 500,000.00	70	33,296,380.07	5.18	6.741	655	475,662.57	82.82	29.94
500,000.01 - 550,000.00	15	7,829,463.36	1.22	6.618	661	521,964.22	81.11	19.83
550,000.01 - 600,000.00	22	12,679,854.60	1.97	6.326	666	576,357.03	80.12	27.46
600,000.01 - 650,000.00	8	5,013,400.85	0.78	6.222	660	626,675.11	77.56	12.05
650,000.01 - 700,000.00	1	700,000.00	0.11	6.600	687	700,000.00	80.00	100.00
700,000.01 - 750,000.00	1	712,500.00	0.11	6.250	683	712,500.00	75.00	0.00
Total:	3,078	$642,360,806.04	100.00%	6.929%	651	$208,694.22	81.41%	41.36%

Collateral Characteristics (Aggregate Group, continued)
Collateral characteristics are listed below as of Cut-off Date.

Loan Program of Statistic Calculation Mortgage Loans

Loan Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
42nd Street	28	$4,858,724.97	0.76%	6.537%	658	$173,525.89	82.12%	100.00%
Bay Street	420	91,693,515.29	14.27	7.110	650	218,317.89	86.29	44.88
High Street	408	67,863,309.25	10.56	7.470	590	166,331.64	85.38	83.91
Main Street	520	90,816,994.84	14.14	7.731	570	174,648.07	82.85	71.77
South Street	112	23,642,957.98	3.68	6.797	612	211,097.84	63.97	37.07
Wall Street	1,590	363,485,303.71	56.59	6.596	685	228,607.11	80.20	24.43
Total:	3,078	$642,360,806.04	100.00%	6.929%	651	$208,694.22	81.41%	41.36%

Product Type of Statistic Calculation Mortgage Loans

Product Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
2/28 LIBOR ARM	1,171	$174,161,614.50	27.11%	7.422%	623	$148,728.96	81.26%	52.45%
2/28 LIBOR ARM - 5 Year IO	1,515	392,678,283.27	61.13	6.711	664	259,193.59	81.57	34.61
3/27 LIBOR ARM	193	28,548,500.54	4.44	7.393	633	147,919.69	81.39	52.58
3/27 LIBOR ARM - 5 Year IO	177	42,055,747.73	6.55	6.650	655	237,603.09	80.61	52.82
6 MONTH ARM	22	4,916,660.00	0.77	6.574	691	223,484.55	80.73	24.68
Total:	3,078	$642,360,806.04	100.00%	6.929%	651	$208,694.22	81.41%	41.36%

Collateral Characteristics (Aggregate Group, continued)
Collateral characteristics are listed below as of Cut-off Date.

State Distribution of Mortgaged Properties of Statistic Calculation Mortgage Loans

State	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
Arizona	185	$29,534,186.23	4.60%	7.099%	635	$159,644.25	82.32%	58.21%
Arkansas	15	1,414,380.29	0.22	7.910	598	94,292.02	83.92	52.02
California	946	290,383,716.36	45.21	6.533	666	306,959.53	80.47	30.61
Colorado	178	32,848,456.57	5.11	6.804	644	184,541.89	82.76	53.77
Connecticut	12	2,034,282.79	0.32	7.440	616	169,523.57	78.45	70.44
Florida	176	30,364,487.54	4.73	7.234	641	172,525.50	80.27	39.83
Georgia	73	10,232,607.86	1.59	7.306	637	140,172.71	83.65	51.83
Idaho	13	1,318,829.63	0.21	7.340	614	101,448.43	81.24	90.34
Illinois	287	48,776,500.32	7.59	7.544	631	169,952.96	81.37	48.49
Indiana	10	966,579.28	0.15	7.776	612	96,657.93	81.15	93.43
Iowa	56	5,733,891.70	0.89	8.441	602	102,390.92	83.66	83.27
Kansas	51	6,408,361.24	1.00	7.455	629	125,654.14	85.14	68.76
Kentucky	10	890,416.74	0.14	8.041	608	89,041.67	84.14	69.74
Louisiana	19	2,509,331.76	0.39	7.499	597	132,070.09	82.27	69.20
Maine	1	171,000.00	0.03	7.350	575	171,000.00	90.00	100.00
Maryland	49	10,662,190.38	1.66	7.563	646	217,595.72	80.13	41.21
Massachusetts	98	26,693,182.09	4.16	7.106	662	272,379.41	80.51	31.22
Michigan	74	12,033,181.39	1.87	7.322	632	162,610.56	85.32	53.94
Minnesota	70	13,933,357.90	2.17	6.656	660	199,047.97	80.54	47.43
Mississippi	7	1,154,124.21	0.18	6.731	626	164,874.89	82.95	75.16
Missouri	90	9,697,967.17	1.51	7.690	621	107,755.19	84.49	62.63
Nebraska	15	1,494,502.15	0.23	7.615	635	99,633.48	82.57	49.08
Nevada	33	6,234,089.56	0.97	6.985	635	188,911.80	83.81	58.39
New Hampshire	10	2,245,891.92	0.35	7.074	631	224,589.19	83.87	40.55
New Jersey	24	5,372,527.28	0.84	7.792	636	223,855.30	79.27	49.79
New Mexico	5	607,600.00	0.09	8.560	604	121,520.00	86.84	51.02
North Carolina	14	1,897,861.64	0.30	7.374	618	135,561.55	83.16	43.43
North Dakota	1	71,947.88	0.01	7.625	571	71,947.88	90.00	100.00
Ohio	1	274,500.00	0.04	7.990	592	274,500.00	90.00	0.00
Oklahoma	19	1,665,513.22	0.26	7.796	608	87,658.59	86.80	85.53

Collateral Characteristics (Aggregate Group, continued)
Collateral characteristics are listed below as of Cut-off Date.

State Distribution of Mortgaged Properties of Statistic Calculation Mortgage Loans (continued)

State	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
Oregon	20	$3,403,795.71	0.53%	7.493%	636	$170,189.79	82.81%	60.78%
Pennsylvania	3	441,644.20	0.07	7.675	606	147,214.73	78.92	49.05
Rhode Island	7	1,500,259.34	0.23	7.097	677	214,322.76	78.01	11.73
South Carolina	8	1,040,470.20	0.16	7.544	582	130,058.78	87.72	46.70
South Dakota	1	50,175.00	0.01	8.500	562	50,175.00	90.00	100.00
Tennessee	42	4,706,339.57	0.73	7.561	612	112,055.70	84.02	62.88
Texas	179	21,381,369.25	3.33	7.459	638	119,448.99	81.75	49.62
Utah	46	6,014,410.97	0.94	6.808	660	130,748.06	82.49	65.97
Vermont	7	1,655,535.88	0.26	7.716	653	236,505.13	83.97	9.63
Virginia	51	11,834,962.98	1.84	7.268	650	232,058.10	83.97	38.34
Washington	149	29,611,601.48	4.61	6.886	644	198,735.58	82.72	50.39
West Virginia	5	750,450.00	0.12	7.398	625	150,090.00	86.84	71.82
Wisconsin	14	1,893,476.36	0.29	7.750	631	135,248.31	83.33	33.76
Wyoming	4	450,850.00	0.07	7.718	603	112,712.50	87.60	51.00
Total:	3,078	$642,360,806.04	100.00%	6.929%	651	$208,694.22	81.41%	41.36%

Collateral Characteristics (Aggregate Group, continued)
Collateral characteristics are listed below as of Cut-off Date.

Original Loan-to-Value Ratio of Statistic Calculation Mortgage Loans

Original Loan-to-Value Ratio (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
<= 50.000	24	$2,940,313.11	0.46%	7.801%	571	$122,513.05	43.96%	20.27%
50.001 - 55.000	14	2,067,033.61	0.32	7.706	590	147,645.26	53.49	44.70
55.001 - 60.000	36	6,416,680.80	1.00	7.066	592	178,241.13	57.89	59.42
60.001 - 65.000	29	5,829,163.46	0.91	7.202	587	201,005.64	63.16	31.08
65.001 - 70.000	110	21,474,940.11	3.34	7.087	609	195,226.73	69.03	42.06
70.001 - 75.000	124	18,681,408.72	2.91	7.487	618	150,656.52	74.24	42.14
75.001 - 80.000	1,703	376,263,301.54	58.58	6.690	673	220,941.46	79.86	29.93
80.001 - 85.000	353	76,136,530.09	11.85	7.091	639	215,684.22	84.68	51.82
85.001 - 90.000	625	121,949,446.65	18.98	7.322	615	195,119.11	89.76	67.63
90.001 - 95.000	60	10,601,987.95	1.65	7.785	631	176,699.80	94.64	67.13
Total:	3,078	$642,360,806.04	100.00%	6.929%	651	$208,694.22	81.41%	41.36%

Original Combined Loan-to-Value Ratio of Statistic Calculation Mortgage Loans

Original Combined Loan-to-Value Ratio (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
<= 50.000	24	$2,940,313.11	0.46%	7.801%	571	$122,513.05	43.96%	20.27%
50.001 - 55.000	14	2,067,033.61	0.32	7.706	590	147,645.26	53.49	44.70
55.001 - 60.000	36	6,416,680.80	1.00	7.066	592	178,241.13	57.89	59.42
60.001 - 65.000	29	5,829,163.46	0.91	7.202	587	201,005.64	63.16	31.08
65.001 - 70.000	110	21,474,940.11	3.34	7.087	609	195,226.73	69.03	42.06
70.001 - 75.000	124	18,681,408.72	2.91	7.487	618	150,656.52	74.24	42.14
75.001 - 80.000	1,703	376,263,301.54	58.58	6.690	673	220,941.46	79.86	29.93
80.001 - 85.000	353	76,136,530.09	11.85	7.091	639	215,684.22	84.68	51.82
85.001 - 90.000	625	121,949,446.65	18.98	7.322	615	195,119.11	89.76	67.63
90.001 - 95.000	60	10,601,987.95	1.65	7.785	631	176,699.80	94.64	67.13
Total:	3,078	$642,360,806.04	100.00%	6.929%	651	$208,694.22	81.41%	41.36%

Collateral Characteristics (Aggregate Group, continued)
Collateral characteristics are listed below as of Cut-off Date.

Loan Purpose of Statistic Calculation Mortgage Loans

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
Purchase	1,826	$374,712,404.47	58.33%	6.831%	671	$205,209.42	81.54%	31.34%
Refinance Cash Out	836	180,753,792.58	28.14	7.092	621	216,212.67	80.90	54.70
Refinance Rate/Term	416	86,894,608.99	13.53	7.013	625	208,881.27	81.90	56.81
Total:	3,078	$642,360,806.04	100.00%	6.929%	651	$208,694.22	81.41%	41.36%

Property Type of Statistic Calculation Mortgage Loans

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
Single Family	2,154	$438,582,848.80	68.28%	6.923%	648	$203,613.21	81.61%	42.90%
PUD	477	102,967,040.56	16.03	6.956	644	215,863.82	81.86	44.85
Condominium	279	57,622,265.77	8.97	6.860	667	206,531.42	80.72	33.94
2-4 Family	154	41,406,973.91	6.45	6.988	672	268,876.45	79.01	26.09
Townhouse	14	1,781,677.00	0.28	7.652	664	127,262.64	82.21	55.67
Total:	3,078	$642,360,806.04	100.00%	6.929%	651	$208,694.22	81.41%	41.36%

Documentation Type of Statistic Calculation Mortgage Loans

Documentation Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
12 Mos. Bank Statement	136	$32,047,873.21	4.99%	6.848%	641	$235,646.13	83.14%	0.00%
24 Mos. Bank Statement	117	28,880,048.00	4.50	6.892	628	246,838.02	83.40	0.00
Full Documentation	1,499	265,692,471.25	41.36	7.007	618	177,246.48	82.83	100.00
Limited Documentation	13	4,027,212.87	0.63	6.983	622	309,785.61	80.76	0.00
Stated Self-Employed	426	100,792,222.13	15.69	6.924	672	236,601.46	79.65	0.00
Stated Wage Earner	887	210,920,978.58	32.84	6.849	688	237,791.41	79.93	0.00
Total:	3,078	$642,360,806.04	100.00%	6.929%	651	$208,694.22	81.41%	41.36%

Collateral Characteristics (Aggregate Group, continued)
Collateral characteristics are listed below as of Cut-off Date.

Occupancy Status of Statistic Calculation Mortgage Loans

Occupancy Status	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
Primary Home	2,784	$597,781,711.12	93.06%	6.887%	649	$214,720.44	81.49%	41.74%
Investment Property	286	43,423,645.03	6.76	7.488	678	151,830.93	80.34	37.31
Second Home	8	1,155,449.89	0.18	7.688	679	144,431.24	78.51	0.00
Total:	3,078	$642,360,806.04	100.00%	6.929%	651	$208,694.22	81.41%	41.36%

Mortgage Loan Age of Statistic Calculation Mortgage Loans

Mortgage Loan Age (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
0	1,751	$357,080,811.32	55.59%	7.019%	652	$203,929.65	81.56%	40.44%
1	1,219	257,359,687.08	40.06	6.800	652	211,123.62	81.11	40.92
2	22	3,975,894.53	0.62	7.025	631	180,722.48	80.76	37.52
3	29	9,047,845.95	1.41	6.605	629	311,994.69	82.85	70.77
4	12	4,738,882.16	0.74	7.113	619	394,906.85	81.32	38.71
5	15	6,027,234.54	0.94	6.945	631	401,815.64	83.33	61.76
6	3	1,114,491.68	0.17	6.810	626	371,497.23	87.99	39.51
7	17	1,883,687.37	0.29	8.110	551	110,805.14	77.12	79.72
8	4	364,466.59	0.06	7.998	577	91,116.65	75.25	75.56
9	5	660,653.86	0.10	6.954	585	132,130.77	83.06	29.65
10	1	107,150.96	0.02	7.350	601	107,150.96	90.00	100.00
Total:	3,078	$642,360,806.04	100.00%	6.929%	651	$208,694.22	81.41%	41.36%

Collateral Characteristics (Aggregate Group, continued)
Collateral characteristics are listed below as of Cut-off Date.

Prepayment Penalty Term of Statistic Calculation Mortgage Loans

Prepayment Penalty Term (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
None	577	$105,861,691.85	16.48%	7.602%	640	$183,469.14	81.36%	44.13%
6 Months	50	6,299,111.24	0.98	7.433	629	125,982.22	84.97	68.22
12 Months	33	8,512,765.83	1.33	7.305	666	257,962.60	81.32	39.72
18 Months	1	633,250.00	0.10	5.650	680	633,250.00	85.00	0.00
24 Months	1,942	419,838,909.69	65.36	6.805	653	216,188.93	81.43	39.91
30 Months	256	54,769,349.27	8.53	6.761	649	213,942.77	81.42	35.90
36 Months	219	46,445,728.16	7.23	6.598	656	212,080.95	80.75	51.84
Total:	3,078	$642,360,806.04	100.00%	6.929%	651	$208,694.22	81.41%	41.36%

Collateral Characteristics (Aggregate Group, continued)
Collateral characteristics are listed below as of Cut-off Date.

Credit Score of Statistic Calculation Mortgage Loans

Credit Score	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
<= 500	1	$158,009.03	0.02%	8.750%	500	$158,009.03	85.00%	100.00%
501 - 525	88	13,734,510.80	2.14	8.139	514	156,073.99	81.13	92.89
526 - 550	165	24,156,592.23	3.76	7.967	538	146,403.59	81.17	74.96
551 - 575	244	43,061,129.09	6.70	7.663	563	176,480.04	82.00	69.94
576 - 600	267	47,442,154.39	7.39	7.531	588	177,685.97	81.35	71.81
601 - 625	355	71,425,658.02	11.12	7.052	615	201,199.04	82.51	67.64
626 - 650	449	96,829,906.92	15.07	6.723	638	215,656.81	81.82	58.37
651 - 675	499	105,362,473.61	16.40	6.778	663	211,147.24	81.10	30.58
676 - 700	505	118,351,228.45	18.42	6.677	686	234,358.87	80.89	14.15
701 - 725	257	61,421,897.90	9.56	6.578	713	238,995.71	80.97	11.46
726 - 750	137	34,612,921.29	5.39	6.482	736	252,649.06	81.12	12.96
751 - 775	81	19,314,488.30	3.01	6.606	761	238,450.47	80.95	16.79
776 - 800	28	6,064,586.01	0.94	6.643	786	216,592.36	82.38	31.51
801 - 825	2	425,250.00	0.07	6.685	808	212,625.00	82.65	0.00
Total:	3,078	$642,360,806.04	100.00%	6.929%	651	$208,694.22	81.41%	41.36%

Credit Grade of Statistic Calculation Mortgage Loans

Credit Grade	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
A	2,524	$547,987,755.66	85.31%	6.808%	664	$217,110.84	81.11%	34.63%
A-	135	26,050,495.27	4.06	7.568	570	192,966.63	82.58	68.25
A+	169	33,077,611.28	5.15	7.029	622	195,725.51	85.55	82.49
B	85	12,019,733.08	1.87	8.279	547	141,408.62	81.13	82.66
B+	110	15,647,687.06	2.44	7.936	533	142,251.70	86.49	89.39
C	44	5,959,651.46	0.93	8.699	538	135,446.62	72.09	89.67
D	11	1,617,872.23	0.25	9.168	539	147,079.29	66.80	100.00
Total:	3,078	$642,360,806.04	100.00%	6.929%	651	$208,694.22	81.41%	41.36%

Collateral Characteristics (Aggregate Group, continued)
Collateral characteristics are listed below as of Cut-off Date.

Gross Margin of Statistic Calculation Mortgage Loans

Range of Margin (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
<= 3.000	7	$1,572,640.00	0.24%	6.734%	673	$224,662.86	80.00%	26.81%
3.001 - 3.500	15	3,344,020.00	0.52	6.498	700	222,934.67	81.08	23.68
4.501 - 5.000	2	157,313.00	0.02	7.450	629	78,656.50	63.57	63.57
5.001 - 5.500	872	203,232,757.13	31.64	6.582	664	233,065.09	81.33	48.42
5.501 - 6.000	1,399	306,901,155.38	47.78	6.981	648	219,371.81	81.79	37.14
6.001 - 6.500	783	127,152,920.53	19.79	7.371	635	162,391.98	80.65	40.89
Total:	3,078	$642,360,806.04	100.00%	6.929%	651	$208,694.22	81.41%	41.36%

Maximum Rate of Statistic Calculation Mortgage Loans

Maximum Rate (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
<= 12.000	306	$88,785,710.36	13.82%	5.836%	678	$290,149.38	79.84%	48.01%
12.001 - 12.500	580	152,621,992.20	23.76	6.342	677	263,141.37	80.62	32.65
12.501 - 13.000	724	165,085,759.00	25.70	6.824	657	228,019.00	81.74	39.59
13.001 - 13.500	510	99,016,611.88	15.41	7.312	640	194,150.22	82.18	39.04
13.501 - 14.000	513	82,116,909.20	12.78	7.795	617	160,071.95	82.45	44.25
14.001 - 14.500	190	25,485,204.19	3.97	8.303	597	134,132.65	82.41	50.83
14.501 - 15.000	171	21,598,791.05	3.36	8.780	578	126,308.72	82.77	70.93
15.001 - 15.500	46	4,197,270.58	0.65	9.288	578	91,245.01	82.19	52.92
15.501 - 16.000	37	3,372,307.58	0.52	9.788	554	91,143.45	76.63	70.51
16.001 - 16.500	1	80,250.00	0.01	10.100	538	80,250.00	75.00	0.00
Total:	3,078	$642,360,806.04	100.00%	6.929%	651	$208,694.22	81.41%	41.36%

Collateral Characteristics (Aggregate Group, continued)
Collateral characteristics are listed below as of Cut-off Date.

Next Rate Adjustment Date of Statistic Calculation Mortgage Loans

Next Rate Adjustment Date	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
June 2005	9	$1,858,750.00	0.29%	6.230%	714	$206,527.78	81.33%	42.26%
July 2005	13	3,057,910.00	0.48	6.783	677	235,223.85	80.37	14.00
March 2006	1	107,150.96	0.02	7.350	601	107,150.96	90.00	100.00
April 2006	5	660,653.86	0.10	6.954	585	132,130.77	83.06	29.65
May 2006	4	364,466.59	0.06	7.998	577	91,116.65	75.26	75.56
June 2006	17	1,883,687.37	0.29	8.110	551	110,805.14	77.12	79.72
July 2006	3	1,114,491.68	0.17	6.810	626	371,497.23	87.99	39.51
August 2006	14	5,667,235.22	0.88	6.973	627	404,802.52	82.90	59.33
September 2006	12	4,738,882.16	0.74	7.113	619	394,906.85	81.32	38.71
October 2006	28	8,696,845.95	1.35	6.608	629	310,601.64	82.56	69.59
November 2006	22	3,975,894.53	0.62	7.025	631	180,722.48	80.77	37.52
December 2006	1,074	229,802,622.91	35.77	6.806	652	213,968.92	81.10	39.75
January 2007	1,278	263,261,868.54	40.98	7.005	654	205,995.20	81.67	39.71
February 2007	228	46,566,098.00	7.25	7.082	653	204,237.27	81.92	34.59
August 2007	1	359,999.32	0.06	6.500	693	359,999.32	90.00	100.00
October 2007	1	351,000.00	0.05	6.550	648	351,000.00	90.00	100.00
December 2007	135	25,547,914.17	3.98	6.780	654	189,243.81	81.25	51.57
January 2008	199	38,494,269.78	5.99	6.993	640	193,438.54	80.53	53.40
February 2008	34	5,851,065.00	0.91	7.461	647	172,090.15	80.95	47.54
Total:	3,078	$642,360,806.04	100.00%	6.929%	651	$208,694.22	81.41%	41.36%

Collateral Summary of the Statistic Calculation Mortgage Loans (Group 1)
Total Number of Loans	1,503	Geographic Distribution
Total Outstanding Loan Balance	$317,173,025.33	(Other states account individually for less than 5.00%
Average Loan Balance	$211,026.63	of the Cut-off Date aggregate principal balance)
Adjustable Rate	100.00%	California	49.44%
Weighted Average Coupon	6.802%	Colorado	8.05%
Weighted Average Margin	5.771%	Arizona	6.20%
Weighted Average Initial Per. Rate Cap	3.000%	Washington	5.86%
Weighted Average Per. Rate Cap	1.000%
Weighted Average Maximum Rate	12.802%	Occupancy Status
Weighted Average Floor	6.802%	Primary Home	91.90%
Weighted Average Original Term (mos)	360	Investment	7.86%
Weighted Average Rem. Term (mos)	359	Secondary Home	0.24%
Weighted Average LTV	81.246%
Weighted Average FICO	660	Loan Purpose
		Purchase	62.71%
		Cash Out Refinance	24.34%
Product Type		Rate/Term Refinance	12.95%
2/28 LIBOR ARM	4.11%
2/28 LIBOR ARM – 5 Year IO	83.93%	Lien Position
3/27 LIBOR ARM	0.76%	First	100.00%
3/27 LIBOR ARM – 5 Year IO	10.19%
6 MONTH ARM	1.02%	Documentation Type
		12 Mos. Bank Statement	4.97%
Prepayment Penalty (years)		24 Mos. Bank Statement	3.32%
None	11.87%	Full Documentation	41.37%
6 Months	0.58%	Limited Documentation	0.52%
12 Months	1.30%	Stated Self-Employed	14.14%
24 Months	69.09%	Stated Wage Earner	35.69%
30 Months	9.17%
36 Months	8.00%

Collateral Characteristics (Group 1)
Collateral characteristics are listed below as of Cut-off Date.

Mortgage Rates of Statistic Calculation Mortgage Loans

Range of Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
<= 6.000	191	$47,930,911.47	15.11%	5.861%	675	$250,947.18	79.70%	51.23%
6.001 - 6.500	364	86,379,113.60	27.23	6.345	679	237,305.26	80.67	34.44
6.501 - 7.000	395	85,385,587.54	26.92	6.820	659	216,166.04	81.68	41.12
7.001 - 7.500	262	48,775,669.93	15.38	7.297	649	186,166.68	81.56	41.55
7.501 - 8.000	190	33,962,280.17	10.71	7.789	629	178,748.84	82.53	40.98
8.001 - 8.500	54	8,636,809.85	2.72	8.314	611	159,940.92	81.66	37.24
8.501 - 9.000	39	5,197,502.83	1.64	8.752	592	133,269.30	85.84	78.26
9.001 - 9.500	7	792,649.94	0.25	9.227	617	113,235.71	80.37	25.29
9.501 - 10.000	1	112,500.00	0.04	9.680	567	112,500.00	90.00	100.00
Total:	1,503	$317,173,025.33	100.00%	6.802%	660	$211,026.63	81.25%	41.37%

Outstanding Mortgage Loan Principal Balances of Statistic Calculation Mortgage Loans

Range of Outstanding Mortgage Loan Principal Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
0.01 - 50,000.00	1	$50,000.00	0.02%	7.400%	650	$50,000.00	71.43%	0.00%
50,000.01 - 100,000.00	129	10,226,777.22	3.22	7.523	635	79,277.34	79.63	73.93
100,000.01 - 150,000.00	271	34,341,368.82	10.83	7.213	653	126,720.92	81.58	57.33
150,000.01 - 200,000.00	315	55,425,708.92	17.47	6.973	655	175,954.63	81.63	52.03
200,000.01 - 250,000.00	294	65,644,654.03	20.70	6.778	658	223,281.14	80.80	36.92
250,000.01 - 300,000.00	231	63,606,626.74	20.05	6.605	666	275,353.36	80.67	31.86
300,000.01 - 350,000.00	208	67,704,499.04	21.35	6.600	662	325,502.40	82.05	37.01
350,000.01 - 400,000.00	42	15,018,490.56	4.74	6.628	674	357,583.11	81.04	30.90
400,000.01 - 450,000.00	10	4,203,100.00	1.33	6.567	667	420,310.00	80.90	10.09
450,000.01 - 500,000.00	2	951,800.00	0.30	7.361	679	475,900.00	81.51	51.17
Total:	1,503	$317,173,025.33	100.00%	6.802%	660	$211,026.63	81.25%	41.37%

Collateral Characteristics (Group 1, continued)
Collateral characteristics are listed below as of Cut-off Date.

Loan Program of Statistic Calculation Mortgage Loans

Loan Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
42nd	18	$2,709,340.00	0.85%	6.588%	659	$150,518.89	82.36%	100.00%
Bay	203	43,616,793.39	13.75	7.005	650	214,861.05	85.68	53.31
High	116	21,806,717.95	6.88	7.190	610	187,988.95	85.58	89.22
Main	193	37,729,263.09	11.90	7.490	576	195,488.41	84.36	78.44
South	57	11,405,524.21	3.60	6.893	610	200,096.92	63.99	37.81
Wall	916	199,905,386.69	63.03	6.584	685	218,237.32	80.19	25.95
Total:	1,503	$317,173,025.33	100.00%	6.802%	660	$211,026.63	81.25%	41.37%

Product Type of Statistic Calculation Mortgage Loans

Product Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
2/28 LIBOR ARM	85	$13,029,306.44	4.11%	7.451%	600	$153,285.96	83.37%	84.29%
2/28 LIBOR ARM - 5 Year IO	1,224	266,198,297.94	83.93	6.773	663	217,482.27	81.29	37.58
3/27 LIBOR ARM	21	2,394,668.58	0.76	7.875	611	114,031.84	85.89	86.18
3/27 LIBOR ARM - 5 Year IO	155	32,318,012.37	10.19	6.719	655	208,503.31	79.76	53.39
6 MONTH ARM	18	3,232,740.00	1.02	6.627	702	179,596.67	80.59	26.28
Total:	1,503	$317,173,025.33	100.00%	6.802%	660	$211,026.63	81.25%	41.37%

Collateral Characteristics (Group 1, continued)
Collateral characteristics are listed below as of Cut-off Date.

State Distribution of Mortgaged Properties of Statistic Calculation Mortgage Loans

State	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
Arizona	122	$19,651,095.85	6.20%	6.976%	644	$161,074.56	82.53%	60.90%
Arkansas	3	352,992.00	0.11	7.621	672	117,664.00	82.73	20.98
California	588	156,799,781.28	49.44	6.534	670	266,666.29	80.21	31.80
Colorado	143	25,524,934.18	8.05	6.728	653	178,496.04	82.31	52.91
Connecticut	3	560,000.00	0.18	7.677	637	186,666.67	76.87	26.79
Florida	84	15,189,279.46	4.79	7.114	646	180,824.76	80.92	38.54
Georgia	38	5,474,833.28	1.73	7.198	642	144,074.56	83.94	54.06
Idaho	4	311,500.00	0.10	6.851	647	77,875.00	79.01	100.00
Illinois	77	14,170,666.55	4.47	7.636	644	184,034.63	82.65	47.61
Indiana	2	307,027.40	0.10	6.960	650	153,513.70	83.22	100.00
Iowa	8	763,612.24	0.24	8.076	615	95,451.53	83.82	84.65
Kansas	13	1,935,330.16	0.61	7.279	660	148,871.55	82.28	62.30
Kentucky	2	159,250.00	0.05	7.805	619	79,625.00	87.60	68.60
Louisiana	5	607,300.00	0.19	6.944	605	121,460.00	80.87	64.43
Maine	1	171,000.00	0.05	7.350	575	171,000.00	90.00	100.00
Maryland	26	5,150,876.43	1.62	7.552	652	198,110.63	78.50	51.15
Massachusetts	47	12,724,146.47	4.01	7.045	667	270,726.52	80.74	35.04
Michigan	30	4,400,260.10	1.39	7.319	628	146,675.34	86.17	53.96
Minnesota	41	7,213,650.00	2.27	6.622	667	175,942.68	80.72	46.41
Mississippi	1	319,600.00	0.10	5.950	649	319,600.00	80.00	100.00
Missouri	23	2,710,228.19	0.85	7.564	629	117,836.01	83.78	61.14
Nevada	17	3,216,693.48	1.01	6.916	634	189,217.26	83.60	58.96
New Hampshire	2	297,400.00	0.09	7.509	636	148,700.00	89.77	100.00
New Jersey	6	1,570,850.00	0.50	7.273	670	261,808.33	83.78	63.59
New Mexico	1	127,800.00	0.04	9.000	614	127,800.00	90.00	100.00
North Carolina	7	838,353.15	0.26	7.436	616	119,764.74	84.98	39.95
Oklahoma	4	513,307.00	0.16	6.899	634	128,326.75	82.50	100.00

Collateral Characteristics (Group 1, continued)
Collateral characteristics are listed below as of Cut-off Date.

State Distribution of Mortgaged Properties of Statistic Calculation Mortgage Loans

State	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
Oregon	7	$1,413,100.00	0.45%	7.549%	626	$201,871.43	82.77%	67.25%
Pennsylvania	1	64,744.20	0.02	6.750	589	64,744.20	90.00	100.00
Rhode Island	4	814,399.03	0.26	7.100	689	203,599.76	80.00	21.61
South Carolina	3	414,400.00	0.13	7.466	563	138,133.33	87.50	49.95
Tennessee	10	1,538,157.01	0.48	6.850	629	153,815.70	81.65	43.86
Texas	24	2,943,231.81	0.93	7.160	647	122,634.66	81.74	66.72
Utah	20	2,876,676.45	0.91	6.917	670	143,833.82	82.67	58.62
Virginia	26	6,036,150.00	1.90	7.270	657	232,159.62	84.51	26.59
Washington	102	18,575,023.82	5.86	6.821	652	182,108.08	82.10	53.71
West Virginia	2	497,850.00	0.16	7.063	634	248,925.00	89.87	70.17
Wisconsin	4	716,625.79	0.23	7.446	651	179,156.45	83.44	44.99
Wyoming	2	220,900.00	0.07	7.377	627	110,450.00	85.09	0.00
Total:	1,503	$317,173,025.33	100.00%	6.802%	660	$211,026.63	81.25%	41.37%

Collateral Characteristics (Group 1, continued)
Collateral characteristics are listed below as of Cut-off Date.

Original Loan-to-Value Ratio of Statistic Calculation Mortgage Loans

Original Loan-to-Value Ratio (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
<= 50.000	6	$994,461.25	0.31%	7.867%	587	$165,743.54	44.82%	0.00%
50.001 - 55.000	7	1,129,999.59	0.36	7.304	596	161,428.51	54.14	65.04
55.001 - 60.000	11	1,963,714.96	0.62	6.992	576	178,519.54	58.03	50.44
60.001 - 65.000	7	1,572,898.00	0.50	6.516	617	224,699.71	62.99	39.74
65.001 - 70.000	45	8,969,030.54	2.83	6.911	613	199,311.79	69.15	42.51
70.001 - 75.000	45	8,631,039.98	2.72	7.125	630	191,800.89	74.35	38.30
75.001 - 80.000	961	209,030,624.05	65.90	6.627	677	217,513.66	79.89	30.55
80.001 - 85.000	154	29,867,158.35	9.42	7.080	646	193,942.59	84.73	58.30
85.001 - 90.000	245	50,647,022.82	15.97	7.182	620	206,722.54	89.75	73.15
90.001 - 95.000	22	4,367,075.79	1.38	7.690	634	198,503.45	94.47	78.18
Total:	1,503	$317,173,025.33	100.00%	6.802%	660	$211,026.63	81.25%	41.37%

Original Combined Loan-to-Value Ratio of Statistic Calculation Mortgage Loans

Original Combined Loan-to-Value Ratio (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
<= 50.000	6	$994,461.25	0.31%	7.867%	587	$165,743.54	44.82%	0.00%
50.001 - 55.000	7	1,129,999.59	0.36	7.304	596	161,428.51	54.14	65.04
55.001 - 60.000	11	1,963,714.96	0.62	6.992	576	178,519.54	58.03	50.44
60.001 - 65.000	7	1,572,898.00	0.50	6.516	617	224,699.71	62.99	39.74
65.001 - 70.000	45	8,969,030.54	2.83	6.911	613	199,311.79	69.15	42.51
70.001 - 75.000	45	8,631,039.98	2.72	7.125	630	191,800.89	74.35	38.30
75.001 - 80.000	961	209,030,624.05	65.90	6.627	677	217,513.66	79.89	30.55
80.001 - 85.000	154	29,867,158.35	9.42	7.080	646	193,942.59	84.73	58.30
85.001 - 90.000	245	50,647,022.82	15.97	7.182	620	206,722.54	89.75	73.15
90.001 - 95.000	22	4,367,075.79	1.38	7.690	634	198,503.45	94.47	78.18
Total:	1,503	$317,173,025.33	100.00%	6.802%	660	$211,026.63	81.25%	41.37%

Collateral Characteristics (Group 1, continued)
Collateral characteristics are listed below as of Cut-off Date.

Loan Purpose of Statistic Calculation Mortgage Loans

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
Purchase	942	$198,891,882.64	62.71%	6.716%	676	$211,137.88	81.19%	32.56%
Refinance Cash Out	365	77,202,535.23	24.34	6.975	630	211,513.80	80.82	55.77
Refinance Rate/Term	196	41,078,607.46	12.95	6.896	634	209,584.73	82.29	56.90
Total:	1,503	$317,173,025.33	100.00%	6.802%	660	$211,026.63	81.25%	41.37%

Property Type of Statistic Calculation Mortgage Loans

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
Single Family	982	$201,947,760.62	63.67%	6.775%	659	$205,649.45	81.47%	43.31%
PUD	250	52,013,945.58	16.40	6.886	647	208,055.78	81.66	49.12
Condominium	182	38,361,085.66	12.09	6.782	670	210,775.20	80.31	31.91
2-4 Family	80	23,796,276.47	7.50	6.854	678	297,453.46	79.89	22.84
Townhouse	9	1,053,957.00	0.33	7.456	675	117,106.33	82.02	49.19
Total:	1,503	$317,173,025.33	100.00%	6.802%	660	$211,026.63	81.25%	41.37%

Documentation Type of Statistic Calculation Mortgage Loans

Documentation Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
12 Mos. Bank Statement	69	$15,751,471.76	4.97%	6.791%	638	$228,282.20	83.19%	0.00%
24 Mos. Bank Statement	50	10,529,152.15	3.32	6.664	634	210,583.04	83.10	0.00
Full Documentation	692	131,199,613.76	41.37	6.811	630	189,594.82	82.79	100.00
Limited Documentation	8	1,658,542.87	0.52	7.205	637	207,317.86	80.96	0.00
Stated Self-Employed	191	44,848,227.76	14.14	6.856	678	234,807.48	79.20	0.00
Stated Wage Earner	493	113,186,017.03	35.69	6.779	692	229,586.24	79.82	0.00
Total:	1,503	$317,173,025.33	100.00%	6.802%	660	$211,026.63	81.25%	41.37%

Collateral Characteristics (Group 1, continued)
Collateral characteristics are listed below as of Cut-off Date.

Occupancy Status of Statistic Calculation Mortgage Loans

Occupancy Status	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
Primary Home	1,352	$291,479,684.95	91.90%	6.749%	658	$215,591.48	81.32%	41.93%
Investment Property	146	24,917,553.38	7.86	7.418	679	170,668.17	80.48	36.10
Second Home	5	775,787.00	0.24	7.271	710	155,157.40	79.23	0.00
Total:	1,503	$317,173,025.33	100.00%	6.802%	660	$211,026.63	81.25%	41.37%

Mortgage Loan Age of Statistic Calculation Mortgage Loans

Mortgage Loan Age (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
0	871	$180,295,449.24	56.84%	6.884%	661	$206,998.22	81.35%	42.33%
1	586	125,658,219.38	39.62	6.680	662	214,433.82	80.98	37.24
2	13	2,608,372.09	0.82	6.935	637	200,644.01	81.75	44.63
3	15	4,045,236.08	1.28	6.747	603	269,682.41	81.49	83.33
4	4	1,328,300.00	0.42	6.738	605	332,075.00	79.03	74.89
5	6	1,967,500.00	0.62	6.734	616	327,916.67	86.78	100.00
6	1	310,495.57	0.10	6.850	697	310,495.57	90.00	0.00
7	2	308,683.22	0.10	8.161	546	154,341.61	83.29	65.82
8	2	195,653.79	0.06	8.000	568	97,826.90	78.80	100.00
9	3	455,115.96	0.14	7.021	545	151,705.32	83.96	43.04
Total:	1,503	$317,173,025.33	100.00%	6.802%	660	$211,026.63	81.25%	41.37%

Collateral Characteristics (Group 1, continued)
Collateral characteristics are listed below as of Cut-off Date.

Prepayment Penalty Term of Statistic Calculation Mortgage Loans

Prepayment Penalty Term (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
None	188	$37,649,750.63	11.87%	7.539%	656	$200,264.63	81.93%	43.21%
6 Months	12	1,826,080.16	0.58	7.190	663	152,173.35	81.52	60.05
12 Months	19	4,125,905.03	1.30	7.253	676	217,152.90	82.26	45.45
24 Months	1,028	219,121,044.79	69.09	6.718	661	213,152.77	81.26	40.06
30 Months	134	29,072,351.87	9.17	6.663	652	216,957.85	81.35	34.76
36 Months	122	25,377,892.85	8.00	6.500	659	208,015.52	79.80	55.50
Total:	1,503	$317,173,025.33	100.00%	6.802%	660	$211,026.63	81.25%	41.37%

Collateral Characteristics (Group 1, continued)
Collateral characteristics are listed below as of Cut-off Date.

Credit Score of Statistic Calculation Mortgage Loans

Credit Score	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
501 - 525	11	$1,932,936.78	0.61%	8.092%	513	$175,721.53	78.61%	91.82%
526 - 550	18	3,256,794.56	1.03	7.693	537	180,933.03	83.17	79.22
551 - 575	90	16,988,877.19	5.36	7.548	563	188,765.30	81.42	76.46
576 - 600	101	20,034,725.67	6.32	7.384	588	198,363.62	81.72	69.84
601 - 625	194	39,399,961.57	12.42	6.946	614	203,092.59	82.31	72.65
626 - 650	245	48,788,599.14	15.38	6.697	638	199,137.14	81.88	65.40
651 - 675	272	57,676,638.60	18.18	6.713	664	212,046.47	81.12	36.43
676 - 700	286	64,593,761.89	20.37	6.648	686	225,852.31	80.64	14.87
701 - 725	144	31,932,073.28	10.07	6.562	713	221,750.51	80.54	10.63
726 - 750	81	18,533,353.65	5.84	6.585	736	228,806.84	80.67	11.59
751 - 775	43	10,217,789.00	3.22	6.546	760	237,623.00	80.34	18.87
776 - 800	16	3,392,264.00	1.07	6.581	784	212,016.50	81.84	36.67
801 - 825	2	425,250.00	0.13	6.685	808	212,625.00	82.65	0.00
Total:	1,503	$317,173,025.33	100.00%	6.802%	660	$211,026.63	81.25%	41.37%

Credit Grade of Statistic Calculation Mortgage Loans

Credit Grade	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
A	1,333	$284,490,903.93	89.70%	6.738%	668	$213,421.53	80.94%	36.60%
A-	53	10,672,200.62	3.36	7.563	566	201,362.28	82.03	72.36
A+	79	15,941,098.44	5.03	6.995	620	201,786.06	85.83	88.22
B	24	4,086,954.43	1.29	7.953	559	170,289.77	81.78	84.35
B+	8	1,048,694.13	0.33	7.852	551	131,086.77	86.95	86.65
C	6	933,173.78	0.29	8.201	539	155,528.96	77.27	100.00
Total:	1,503	$317,173,025.33	100.00%	6.802%	660	$211,026.63	81.25%	41.37%

Collateral Characteristics (Group 1, continued)
Collateral characteristics are listed below as of Cut-off Date.

Gross Margin of Statistic Calculation Mortgage Loans

Range of Margin (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
<= 3.000	6	$1,052,640.00	0.33%	6.356%	659	$175,440.00	80.00%	40.05%
3.001 - 3.500	12	2,180,100.00	0.69	6.758	722	181,675.00	80.88	19.63
4.501 - 5.000	2	157,313.00	0.05	7.450	629	78,656.50	63.57	63.57
5.001 - 5.500	443	95,596,356.21	30.14	6.499	665	215,793.13	81.25	56.32
5.501 - 6.000	702	157,202,207.23	49.56	6.865	659	223,934.77	81.53	33.19
6.001 - 6.500	338	60,984,408.89	19.23	7.125	652	180,427.25	80.58	39.74
Total:	1,503	$317,173,025.33	100.00%	6.802%	660	$211,026.63	81.25%	41.37%

Maximum Rate of Statistic Calculation Mortgage Loans

Maximum Rate (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
<= 12.000	191	$47,930,911.47	15.11%	5.861%	675	$250,947.18	79.70%	51.23%
12.001 - 12.500	364	86,379,113.60	27.23	6.345	679	237,305.26	80.67	34.44
12.501 - 13.000	395	85,385,587.54	26.92	6.820	659	216,166.04	81.68	41.12
13.001 - 13.500	262	48,775,669.93	15.38	7.297	649	186,166.68	81.56	41.55
13.501 - 14.000	190	33,962,280.17	10.71	7.789	629	178,748.84	82.53	40.98
14.001 - 14.500	54	8,636,809.85	2.72	8.314	611	159,940.92	81.66	37.24
14.501 - 15.000	39	5,197,502.83	1.64	8.752	592	133,269.30	85.84	78.26
15.001 - 15.500	7	792,649.94	0.25	9.227	617	113,235.71	80.37	25.29
15.501 - 16.000	1	112,500.00	0.04	9.680	567	112,500.00	90.00	100.00
Total:	1,503	$317,173,025.33	100.00%	6.802%	660	$211,026.63	81.25%	41.37%

Collateral Characteristics (Group 1, continued)
Collateral characteristics are listed below as of Cut-off Date.

Next Rate Adjustment Date of Statistic Calculation Mortgage Loans

Next Rate Adjustment Date	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
June 2005	8	$1,494,750.00	0.47%	6.532%	713	$186,843.75	80.52%	28.21%
July 2005	10	1,737,990.00	0.55	6.709	692	173,799.00	80.65	24.63
April 2006	3	455,115.96	0.14	7.021	545	151,705.32	83.96	43.04
May 2006	2	195,653.79	0.06	8.000	568	97,826.90	78.80	100.00
June 2006	2	308,683.22	0.10	8.161	546	154,341.61	83.29	65.82
July 2006	1	310,495.57	0.10	6.850	697	310,495.57	90.00	0.00
August 2006	6	1,967,500.00	0.62	6.734	616	327,916.67	86.78	100.00
September 2006	4	1,328,300.00	0.42	6.738	605	332,075.00	79.03	74.89
October 2006	14	3,694,236.08	1.16	6.766	599	263,874.01	80.68	81.74
November 2006	13	2,608,372.09	0.82	6.935	637	200,644.01	81.75	44.63
December 2006	508	110,186,185.67	34.74	6.693	661	216,901.94	81.09	36.11
January 2007	635	132,975,731.00	41.93	6.871	662	209,410.60	81.51	41.34
February 2007	121	25,197,331.00	7.94	6.916	664	208,242.40	81.61	33.86
October 2007	1	351,000.00	0.11	6.550	648	351,000.00	90.00	100.00
December 2007	69	13,826,883.71	4.36	6.580	665	200,389.62	80.12	47.65
January 2008	91	17,752,332.24	5.60	6.924	643	195,080.57	79.63	57.83
February 2008	15	2,782,465.00	0.88	7.116	644	185,497.67	82.79	75.91
Total:	1,503	$317,173,025.33	100.00%	6.802%	660	$211,026.63	81.25%	41.37%

Collateral Summary of the Statistic Calculation Mortgage Loans (Group 2)
Total Number of Loans	1,575	Geographic Distribution
Total Outstanding Loan Balance	$325,187,780.71	(Other states account individually for less than 5.00%
Average Loan Balance	$206,468.43	of the Cut-off Date aggregate principal balance)
Adjustable Rate	100.00%	California	41.08%
Weighted Average Coupon	7.053%	Illinois	10.64%
Weighted Average Margin	5.782%	Texas	5.67%
Weighted Average Initial Per. Rate Cap	3.000%
Weighted Average Per. Rate Cap	1.000%
Weighted Average Maximum Rate	13.053%	Occupancy Status
Weighted Average Floor	7.053%	Primary Home	94.19%
Weighted Average Original Term (mos)	360	Investment	5.69%
Weighted Average Rem. Term (mos)	359	Secondary Home	0.12%
Weighted Average LTV	81.563%
Weighted Average FICO	642	Loan Purpose
		Purchase	54.07%
		Cash Out Refinance	31.84%
Product Type		Rate/Term Refinance	14.09%
2/28 LIBOR ARM	49.55%
2/28 LIBOR ARM – 5 Year IO	38.89%	Lien Position
3/27 LIBOR ARM	8.04%	First	100.00%
3/27 LIBOR ARM – 5 Year IO	2.99%
6 MONTH ARM	0.52%	Documentation Type
		12 Mos. Bank Statement	5.01%
Prepayment Penalty (years)		24 Mos. Bank Statement	5.64%
None	20.98%	Full Documentation	41.36%
6 Months	1.38%	Limited Documentation	0.73%
12 Months	1.35%	Stated Self-Employed	17.20%
18 Months	0.19%	Stated Wage Earner	30.05%
24 Months	61.72%
30 Months	7.90%
36 Months	6.48%

Collateral Characteristics (Group 2)
Collateral characteristics are listed below as of Cut-off Date.

Mortgage Rates of Statistic Calculation Mortgage Loans

Range of Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
<= 6.000	115	$40,854,798.89	12.56%	5.81%	681	$355,259.12	80.01%	44.25%
6.001 - 6.500	216	66,242,878.60	20.37	6.34	676	306,679.99	80.56	30.31
6.501 - 7.000	329	79,700,171.46	24.51	6.83	655	242,249.76	81.80	37.95
7.001 - 7.500	248	50,240,941.95	15.45	7.33	631	202,584.44	82.78	36.61
7.501 - 8.000	323	48,154,629.03	14.81	7.80	609	149,085.54	82.39	46.55
8.001 - 8.500	136	16,848,394.34	5.18	8.30	590	123,885.25	82.79	57.79
8.501 - 9.000	132	16,401,288.22	5.04	8.79	573	124,252.18	81.79	68.60
9.001 - 9.500	39	3,404,620.64	1.05	9.30	568	87,297.97	82.61	59.36
9.501 - 10.000	36	3,259,807.58	1.00	9.79	554	90,550.21	76.17	69.49
10.001 - 10.500	1	80,250.00	0.02	10.10	538	80,250.00	75.00	0.00
Total:	1,575	$325,187,780.71	100.00%	7.05%	642	$206,468.43	81.56%	41.36%

Outstanding Mortgage Loan Principal Balances of Statistic Calculation Mortgage Loans

Range of Outstanding Mortgage Loan Principal Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
0.01 - 50,000.00	15	$704,939.26	0.22%	8.34%	592	$46,995.95	65.63%	81.01%
50,000.01 - 100,000.00	408	30,106,412.78	9.26	7.96	617	73,790.23	80.83	65.37
100,000.01 - 150,000.00	349	42,617,488.14	13.11	7.62	620	122,113.15	81.48	60.31
150,000.01 - 200,000.00	208	35,940,840.84	11.05	7.35	626	172,792.50	82.18	55.77
200,000.01 - 250,000.00	120	26,814,886.00	8.25	7.16	623	223,457.38	79.99	43.18
250,000.01 - 300,000.00	72	19,539,838.82	6.01	7.11	631	271,386.65	80.50	40.10
300,000.01 - 350,000.00	44	14,204,320.06	4.37	7.12	638	322,825.46	82.02	43.74
350,000.01 - 400,000.00	159	60,124,182.65	18.49	6.61	670	378,139.51	81.16	25.22
400,000.01 - 450,000.00	85	35,855,073.28	11.03	6.69	657	421,824.39	84.39	33.15
450,000.01 - 500,000.00	68	32,344,580.07	9.95	6.72	655	475,655.59	82.86	29.31
500,000.01 - 550,000.00	15	7,829,463.36	2.41	6.62	661	521,964.22	81.11	19.83
550,000.01 - 600,000.00	22	12,679,854.60	3.90	6.33	666	576,357.03	80.12	27.46
600,000.01 - 650,000.00	8	5,013,400.85	1.54	6.22	660	626,675.11	77.55	12.05
650,000.01 - 700,000.00	1	700,000.00	0.22	6.60	687	700,000.00	80.00	100.00
700,000.01 - 750,000.00	1	712,500.00	0.22	6.25	683	712,500.00	75.00	0.00
Total:	1,575	$325,187,780.71	100.00%	7.05%	642	$206,468.43	81.56%	41.36%

Collateral Characteristics (Group 2, continued)
Collateral characteristics are listed below as of Cut-off Date.

Loan Program of Statistic Calculation Mortgage Loans

Loan Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
42nd	10	$2,149,384.97	0.66%	6.47%	657	$214,938.50	81.81%	100.00%
Bay	217	48,076,721.90	14.78	7.20	650	221,551.71	86.84	37.22
High	292	46,056,591.30	14.16	7.60	581	157,728.05	85.29	81.39
Main	327	53,087,731.75	16.33	7.90	565	162,347.80	81.77	67.03
South	55	12,237,433.77	3.76	6.71	614	222,498.80	63.95	36.37
Wall	674	163,579,917.02	50.30	6.61	685	242,700.17	80.21	22.57
Total:	1,575	$325,187,780.71	100.00%	7.05%	642	$206,468.43	81.56%	41.36%

Product Type of Statistic Calculation Mortgage Loans

Product Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
2/28 LIBOR ARM	1,086	$161,132,308.06	49.55%	7.42%	624	$148,372.29	81.09%	49.87%
2/28 LIBOR ARM - 5 Year IO	291	126,479,985.33	38.89	6.58	666	434,639.12	82.15	28.35
3/27 LIBOR ARM	172	26,153,831.96	8.04	7.35	635	152,057.16	80.98	49.51
3/27 LIBOR ARM - 5 Year IO	22	9,737,735.36	2.99	6.42	657	442,624.33	83.41	50.92
6 MONTH ARM	4	1,683,920.00	0.52	6.47	671	420,980.00	81.01	21.62
Total:	1,575	$325,187,780.71	100.00%	7.05%	642	$206,468.43	81.56%	41.36%

Collateral Characteristics (Group 2, continued)
Collateral characteristics are listed below as of Cut-off Date.

State Distribution of Mortgaged Properties of Statistic Calculation Mortgage Loans

State	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
Arizona	63	$9,883,090.38	3.04%	7.34%	616	$156,874.45	81.91%	52.86%
Arkansas	12	1,061,388.29	0.33	8.01	574	88,449.02	84.32	62.34
California	358	133,583,935.08	41.08	6.53	661	373,139.48	80.77	29.22
Colorado	35	7,323,522.39	2.25	7.07	614	209,243.50	84.33	56.76
Connecticut	9	1,474,282.79	0.45	7.35	608	163,809.20	79.05	87.03
Florida	92	15,175,208.08	4.67	7.35	636	164,947.91	79.62	41.13
Georgia	35	4,757,774.58	1.46	7.43	631	135,936.42	83.30	49.26
Idaho	9	1,007,329.63	0.31	7.49	603	111,925.51	81.93	87.35
Illinois	210	34,605,833.77	10.64	7.51	626	164,789.68	80.85	48.85
Indiana	8	659,551.88	0.20	8.16	595	82,443.99	80.18	90.37
Iowa	48	4,970,279.46	1.53	8.50	600	103,547.49	83.63	83.06
Kansas	38	4,473,031.08	1.38	7.53	615	117,711.34	86.37	71.56
Kentucky	8	731,166.74	0.22	8.09	606	91,395.84	83.38	69.99
Louisiana	14	1,902,031.76	0.58	7.68	594	135,859.41	82.72	70.72
Maryland	23	5,511,313.95	1.69	7.57	640	239,622.35	81.65	31.91
Massachusetts	51	13,969,035.62	4.30	7.16	657	273,902.66	80.29	27.74
Michigan	44	7,632,921.29	2.35	7.32	634	173,475.48	84.83	53.93
Minnesota	29	6,719,707.90	2.07	6.69	653	231,714.07	80.36	48.53
Mississippi	6	834,524.21	0.26	7.03	618	139,087.37	84.07	65.65
Missouri	67	6,987,738.98	2.15	7.74	618	104,294.61	84.76	63.21
Nebraska	15	1,494,502.15	0.46	7.61	635	99,633.48	82.57	49.08
Nevada	16	3,017,396.08	0.93	7.06	635	188,587.26	84.04	57.79
New Hampshire	8	1,948,491.92	0.60	7.01	630	243,561.49	82.97	31.48
New Jersey	18	3,801,677.28	1.17	8.01	622	211,204.29	77.41	44.10
New Mexico	4	479,800.00	0.15	8.44	601	119,950.00	86.00	37.97
North Carolina	7	1,059,508.49	0.33	7.32	621	151,358.36	81.73	46.19
North Dakota	1	71,947.88	0.02	7.63	571	71,947.88	90.00	100.00

Collateral Characteristics (Group 2, continued)
Collateral characteristics are listed below as of Cut-off Date.

State Distribution of Mortgaged Properties of Statistic Calculation Mortgage Loans

State	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
Ohio	1	$274,500.00	0.08%	7.99%	592	$274,500.00	90.00%	0.00%
Oklahoma	15	1,152,206.22	0.35	8.20	597	76,813.75	88.72	79.08
Oregon	13	1,990,695.71	0.61	7.45	643	153,130.44	82.84	56.20
Pennsylvania	2	376,900.00	0.12	7.83	609	188,450.00	77.01	40.30
Rhode Island	3	685,860.31	0.21	7.09	662	228,620.10	75.66	0.00
South Carolina	5	626,070.20	0.19	7.60	594	125,214.04	87.87	44.54
South Dakota	1	50,175.00	0.02	8.50	562	50,175.00	90.00	100.00
Tennessee	32	3,168,182.56	0.97	7.91	604	99,005.71	85.18	72.12
Texas	155	18,438,137.44	5.67	7.51	637	118,955.73	81.75	46.89
Utah	26	3,137,734.52	0.96	6.71	651	120,682.10	82.33	72.71
Vermont	7	1,655,535.88	0.51	7.72	653	236,505.13	83.97	9.63
Virginia	25	5,798,812.98	1.78	7.27	642	231,952.52	83.40	50.57
Washington	47	11,036,577.66	3.39	6.99	631	234,820.80	83.77	44.80
West Virginia	3	252,600.00	0.08	8.06	605	84,200.00	80.87	75.06
Wisconsin	10	1,176,850.57	0.36	7.93	619	117,685.06	83.27	26.92
Wyoming	2	229,950.00	0.07	8.05	579	114,975.00	90.00	100.00
Total:	1,575	$325,187,780.71	100.00%	7.05%	642	$206,468.43	81.56%	41.36%

Collateral Characteristics (Group 2, continued)
Collateral characteristics are listed below as of Cut-off Date.

Original Loan-to-Value Ratio of Statistic Calculation Mortgage Loans

Original Loan-to-Value Ratio (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
<= 50.000	18	$1,945,851.86	0.60%	7.77%	563	$108,102.88	43.52%	30.63%
50.001 - 55.000	7	937,034.02	0.29	8.19	582	133,862.00	52.71	20.17
55.001 - 60.000	25	4,452,965.84	1.37	7.10	599	178,118.63	57.83	63.38
60.001 - 65.000	22	4,256,265.46	1.31	7.46	576	193,466.61	63.22	27.87
65.001 - 70.000	65	12,505,909.57	3.85	7.21	606	192,398.61	68.94	41.73
70.001 - 75.000	79	10,050,368.74	3.09	7.80	607	127,219.86	74.14	45.44
75.001 - 80.000	742	167,232,677.49	51.43	6.77	668	225,380.97	79.82	29.15
80.001 - 85.000	199	46,269,371.74	14.23	7.10	634	232,509.41	84.64	47.64
85.001 - 90.000	380	71,302,423.83	21.93	7.42	611	187,637.96	89.76	63.71
90.001 - 95.000	38	6,234,912.16	1.92	7.85	629	164,076.64	94.76	59.38
Total:	1,575	$325,187,780.71	100.00%	7.05%	642	$206,468.43	81.56%	41.36%

Original Combined Loan-to-Value Ratio of Statistic Calculation Mortgage Loans

Original Combined Loan-to-Value Ratio (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
<= 50.000	18	$1,945,851.86	0.60%	7.77%	563	$108,102.88	43.52%	30.63%
50.001 - 55.000	7	937,034.02	0.29	8.19	582	133,862.00	52.71	20.17
55.001 - 60.000	25	4,452,965.84	1.37	7.10	599	178,118.63	57.83	63.38
60.001 - 65.000	22	4,256,265.46	1.31	7.46	576	193,466.61	63.22	27.87
65.001 - 70.000	65	12,505,909.57	3.85	7.21	606	192,398.61	68.94	41.73
70.001 - 75.000	79	10,050,368.74	3.09	7.80	607	127,219.86	74.14	45.44
75.001 - 80.000	742	167,232,677.49	51.43	6.77	668	225,380.97	79.82	29.15
80.001 - 85.000	199	46,269,371.74	14.23	7.10	634	232,509.41	84.64	47.64
85.001 - 90.000	380	71,302,423.83	21.93	7.42	611	187,637.96	89.76	63.71
90.001 - 95.000	38	6,234,912.16	1.92	7.85	629	164,076.64	94.76	59.38
Total:	1,575	$325,187,780.71	100.00%	7.05%	642	$206,468.43	81.56%	41.36%

Collateral Characteristics (Group 2, continued)
Collateral characteristics are listed below as of Cut-off Date.

Loan Purpose of Statistic Calculation Mortgage Loans

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
Purchase	884	$175,820,521.83	54.07%	6.96%	665	$198,891.99	81.93%	29.96%
Refinance Cash Out	471	103,551,257.35	31.84	7.18	614	219,854.05	80.95	53.91
Refinance Rate/Term	220	45,816,001.53	14.09	7.12	618	208,254.55	81.56	56.73
Total:	1,575	$325,187,780.71	100.00%	7.05%	642	$206,468.43	81.56%	41.36%

Property Type of Statistic Calculation Mortgage Loans

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
Single Family	1,172	$236,635,088.18	72.77%	7.05%	640	$201,907.07	81.73%	42.56%
PUD	227	50,953,094.98	15.67	7.03	642	224,462.97	82.07	40.48
CONDO	97	19,261,180.11	5.92	7.02	659	198,568.87	81.54	38.00
2-4 Family	74	17,610,697.44	5.42	7.17	665	237,982.40	77.82	30.48
Townhouse	5	727,720.00	0.22	7.94	647	145,544.00	82.50	65.04
Total:	1,575	$325,187,780.71	100.00%	7.05%	642	$206,468.43	81.56%	41.36%

Documentation Type of Statistic Calculation Mortgage Loans

Documentation Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
12 Mos. Bank Statement	67	$16,296,401.45	5.01%	6.90%	643	$243,229.87	83.08%	0.00%
24 Mos. Bank Statement	67	18,350,895.85	5.64	7.02	625	273,893.97	83.57	0.00
Full Documentation	807	134,492,857.49	41.36	7.20	606	166,657.82	82.86	100.00
Limited Documentation	5	2,368,670.00	0.73	6.83	612	473,734.00	80.63	0.00
Stated Self-Employed	235	55,943,994.37	17.20	6.98	667	238,059.55	80.02	0.00
Stated Wage Earner	394	97,734,961.55	30.05	6.93	683	248,058.28	80.06	0.00
Total:	1,575	$325,187,780.71	100.00%	7.05%	642	$206,468.43	81.56%	41.36%

Collateral Characteristics (Group 2, continued)
Collateral characteristics are listed below as of Cut-off Date.

Occupancy Status of Statistic Calculation Mortgage Loans

Occupancy Status	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
Primary Home	1,432	$306,302,026.17	94.19%	7.02%	640	$213,898.06	81.65%	41.56%
Investment Property	140	18,506,091.65	5.69	7.58	677	132,186.37	80.16	38.94
Second Home	3	379,662.89	0.12	8.54	615	126,554.30	77.03	0.00
Total:	1,575	$325,187,780.71	100.00%	7.05%	642	$206,468.43	81.56%	41.36%

Mortgage Loan Age of Statistic Calculation Mortgage Loans

Mortgage Loan Age (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
0	880	$176,785,362.08	54.36%	7.16%	644	$200,892.46	81.77%	38.52%
1	633	131,701,467.70	40.50	6.92	643	208,059.19	81.24	44.43
2	9	1,367,522.44	0.42	7.20	619	151,946.94	78.88	23.95
3	14	5,002,609.87	1.54	6.49	650	357,329.28	83.95	60.62
4	8	3,410,582.16	1.05	7.26	624	426,322.77	82.21	24.61
5	9	4,059,734.54	1.25	7.05	639	451,081.62	81.65	43.23
6	2	803,996.11	0.25	6.80	599	401,998.06	87.21	54.76
7	15	1,575,004.15	0.48	8.10	552	105,000.28	75.91	82.45
8	2	168,812.80	0.05	8.00	589	84,406.40	71.13	47.24
9	2	205,537.90	0.06	6.81	673	102,768.95	81.06	0.00
10	1	107,150.96	0.03	7.35	601	107,150.96	90.00	100.00
Total:	1,575	$325,187,780.71	100.00%	7.05%	642	$206,468.43	81.56%	41.36%

Collateral Characteristics (Group 2, continued)
Collateral characteristics are listed below as of Cut-off Date.

Prepayment Penalty Term of Statistic Calculation Mortgage Loans

Prepayment Penalty Term (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
None	389	$68,211,941.22	20.98%	7.64%	631	$175,352.03	81.05%	44.64%
6 Months	38	4,473,031.08	1.38	7.53	615	117,711.34	86.37	71.56
12 Months	14	4,386,860.80	1.35	7.35	655	313,347.20	80.42	34.33
18 Months	1	633,250.00	0.19	5.65	680	633,250.00	85.00	0.00
24 Months	914	200,717,864.90	61.72	6.90	645	219,603.79	81.62	39.75
30 Months	122	25,696,997.40	7.90	6.87	646	210,631.13	81.49	37.20
36 Months	97	21,067,835.31	6.48	6.72	653	217,194.18	81.89	47.43
Total:	1,575	$325,187,780.71	100.00%	7.05%	642	$206,468.43	81.56%	41.36%

Collateral Characteristics (Group 2, continued)
Collateral characteristics are listed below as of Cut-off Date.

Credit Score of Statistic Calculation Mortgage Loans

Credit Score	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
<= 500	1	$158,009.03	0.05%	8.75%	500	$158,009.03	85.00%	100.00%
501 - 525	77	11,801,574.02	3.63	8.15	514	153,267.20	81.54	93.07
526 - 550	147	20,899,797.67	6.43	8.01	538	142,175.49	80.86	74.30
551 - 575	154	26,072,251.90	8.02	7.74	563	169,300.34	82.37	65.68
576 - 600	166	27,407,428.72	8.43	7.64	588	165,104.99	81.08	73.26
601 - 625	161	32,025,696.45	9.85	7.18	615	198,917.37	82.76	61.48
626 - 650	204	48,041,307.78	14.77	6.75	638	235,496.61	81.77	51.23
651 - 675	227	47,685,835.01	14.66	6.86	663	210,069.76	81.07	23.50
676 - 700	219	53,757,466.56	16.53	6.71	686	245,467.88	81.19	13.29
701 - 725	113	29,489,824.62	9.07	6.59	712	260,971.90	81.44	12.37
726 - 750	56	16,079,567.64	4.94	6.36	735	287,135.14	81.63	14.54
751 - 775	38	9,096,699.30	2.80	6.67	763	239,386.82	81.62	14.46
776 - 800	12	2,672,322.01	0.82	6.72	788	222,693.50	83.05	24.98
Total:	1,575	$325,187,780.71	100.00%	7.05%	642	$206,468.43	81.56%	41.36%

Credit Grade of Statistic Calculation Mortgage Loans

Credit Grade	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
A	1,191	$263,496,851.73	81.03%	6.88%	660	$221,240.01	81.28%	32.49%
A-	82	15,378,294.65	4.73	7.57	572	187,540.18	82.95	65.40
A+	90	17,136,512.84	5.27	7.06	625	190,405.70	85.29	77.16
B	61	7,932,778.65	2.44	8.45	541	130,045.55	80.80	81.79
B+	102	14,598,992.93	4.49	7.94	532	143,127.38	86.46	89.58
C	38	5,026,477.68	1.55	8.79	538	132,275.73	71.12	87.75
D	11	1,617,872.23	0.50	9.17	539	147,079.29	66.79	100.00
Total:	1,575	$325,187,780.71	100.00%	7.05%	642	$206,468.43	81.56%	41.36%

Collateral Characteristics (Group 2, continued)
Collateral characteristics are listed below as of Cut-off Date.

Gross Margin of Statistic Calculation Mortgage Loans

Range of Margin (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
<= 3.000	1	$520,000.00	0.16%	7.50%	703	$520,000.00	80.00%	0.00%
3.001 - 3.500	3	1,163,920.00	0.36	6.01	657	387,973.33	81.45	31.27
5.001 - 5.500	429	107,636,400.92	33.10	6.66	664	250,900.70	81.41	41.41
5.501 - 6.000	697	149,698,948.15	46.03	7.10	636	214,776.11	82.06	41.28
6.001 - 6.500	445	66,168,511.64	20.35	7.60	620	148,693.28	80.71	41.95
Total:	1,575	$325,187,780.71	100.00%	7.05%	642	$206,468.43	81.56%	41.36%

Maximum Rate of Statistic Calculation Mortgage Loans

Maximum Rate (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
<= 12.000	115	$40,854,798.89	12.56%	5.81%	681	$355,259.12	80.01%	44.25%
12.001 - 12.500	216	66,242,878.60	20.37	6.34	676	306,679.99	80.56	30.31
12.501 - 13.000	329	79,700,171.46	24.51	6.83	655	242,249.76	81.80	37.95
13.001 - 13.500	248	50,240,941.95	15.45	7.33	631	202,584.44	82.78	36.61
13.501 - 14.000	323	48,154,629.03	14.81	7.80	609	149,085.54	82.39	46.55
14.001 - 14.500	136	16,848,394.34	5.18	8.30	590	123,885.25	82.79	57.79
14.501 - 15.000	132	16,401,288.22	5.04	8.79	573	124,252.18	81.79	68.60
15.001 - 15.500	39	3,404,620.64	1.05	9.30	568	87,297.97	82.61	59.36
15.501 - 16.000	36	3,259,807.58	1.00	9.79	554	90,550.21	76.17	69.49
16.001 - 16.500	1	80,250.00	0.02	10.10	538	80,250.00	75.00	0.00
Total:	1,575	$325,187,780.71	100.00%	7.05%	642	$206,468.43	81.56%	41.36%

Collateral Characteristics (Group 2, continued)
Collateral characteristics are listed below as of Cut-off Date.

Next Rate Adjustment Date of Statistic Calculation Mortgage Loans

Next Rate Adjustment Date	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
June 2005	1	$364,000.00	0.11%	4.99%	718	$364,000.00	84.65%	100.00%
July 2005	3	1,319,920.00	0.41	6.88	658	439,973.33	80.00	0.00
March 2006	1	107,150.96	0.03	7.35	601	107,150.96	90.00	100.00
April 2006	2	205,537.90	0.06	6.81	673	102,768.95	81.06	0.00
May 2006	2	168,812.80	0.05	8.00	589	84,406.40	71.13	47.24
June 2006	15	1,575,004.15	0.48	8.10	552	105,000.28	75.91	82.45
July 2006	2	803,996.11	0.25	6.80	599	401,998.06	87.21	54.76
August 2006	8	3,699,735.22	1.14	7.10	634	462,466.90	80.84	37.71
September 2006	8	3,410,582.16	1.05	7.26	624	426,322.77	82.21	24.61
October 2006	14	5,002,609.87	1.54	6.49	650	357,329.28	83.95	60.62
November 2006	9	1,367,522.44	0.42	7.20	619	151,946.94	78.88	23.95
December 2006	566	119,616,437.24	36.78	6.91	643	211,336.46	81.10	43.11
January 2007	643	130,286,137.54	40.06	7.14	645	202,622.30	81.84	38.04
February 2007	107	21,368,767.00	6.57	7.28	639	199,708.10	82.29	35.45
August 2007	1	359,999.32	0.11	6.50	693	359,999.32	90.00	100.00
December 2007	66	11,721,030.46	3.60	7.02	640	177,591.37	82.59	56.19
January 2008	108	20,741,937.54	6.38	7.05	638	192,054.98	81.30	49.61
February 2008	19	3,068,600.00	0.94	7.77	651	161,505.26	79.29	21.81
Total:	1,575	$325,187,780.71	100.00%	7.05%	642	$206,468.43	81.56%	41.36%